      As filed with the Securities and Exchange Commission on July 24, 2003
                                             Securities Act File No. 333- 105539
                                      Investment Company Act File No. 811- 21359

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

      /X/      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      /X/                   PRE-EFFECTIVE AMENDMENT NO. 1

      / /                   POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR

      /X/  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      /X/                          AMENDMENT NO. 1

                        (Check appropriate box or boxes)

                                   ----------

                     MBIA CAPITAL/CLAYMORE MANAGED DURATION

                   INVESTMENT GRADE CALIFORNIA MUNICIPAL FUND
  (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)


                                   ----------

                                 113 King Street
                             Armonk, New York 10504
                    (Address of Principal Executive Offices)

                                   ----------

                                 (914) 273-4545
              (Registrant's Telephone Number, Including Area Code)

                                   ----------

                          Clifford D. Corso, President
                              MBIA Capital/Claymore

           Managed Duration Investment Grade California Municipal Fund

                                 113 King Street
                             Armonk, New York 10504
                     (Name and Address of Agent for Service)

                                   ----------

                                   COPIES TO:


           Sarah E. Cogan, Esq.                             Thomas A. Hale, Esq.
      Simpson Thacher & Bartlett LLP          Skadden, Arps, Slate, Meagher & Flom (Illinois)
           425 Lexington Avenue                            333 West Wacker Drive
         New York, New York 10017                         Chicago, Illinois 60606
              (212) 455-2000                                  (312) 407-0700


                                   ----------

            Approximate date of proposed public offering: As soon as
                  practicable after the effective date of this
                             Registration Statement.

                                   ----------

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

     It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

                                   ----------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


             TITLE OF                    AMOUNT          PROPOSED      PROPOSED MAXIMUM     AMOUNT OF
         SECURITIES BEING                 BEING           MAXIMUM          AGGREGATE       REGISTRATION
            REGISTERED                REGISTERED(1)   OFFERING PRICE   OFFERING PRICE(1)       FEE(2)
         ----------------             -------------   --------------   -----------------   ------------
Common Shares ($.001 par value)       66,667 shares      $ 15.00          $ 1,000,005          $ 81

----------
(1)  Estimated solely for the purpose of calculating the registration fee.
(2)  Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BECOME NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT, WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE

REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                   SUBJECT TO COMPLETION, DATED JULY 24, 2003


PROSPECTUS


[MBIA Logo]                                                    [Claymore Logo]

                                    COMMON SHARES


                     MBIA CAPITAL/CLAYMORE MANAGED DURATION
                   INVESTMENT GRADE CALIFORNIA MUNICIPAL FUND


                                $15.00 PER SHARE
                                   ----------


    THE FUND. MBIA Capital/Claymore Managed Duration Investment Grade California Municipal Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment adviser is MBIA Capital Management Corp., an affiliate of MBIA Insurance Corporation, a leading financial guarantor in the municipal securities markets.



    INVESTMENT OBJECTIVE. The Fund's objective is to provide its common shareholders with high current income exempt from regular Federal and California income taxes while seeking to protect the value of the Fund's assets during periods of interest rate volatility.



    NO PRIOR TRADING HISTORY. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who expect to sell their shares in a relatively short time period after the completion of the public offering of the common shares.


                                                   (CONTINUED ON FOLLOWING PAGE)

                               ------------------


    INVESTING IN THE COMMON SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE 28.



    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



    THE FUND'S COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, ARE NOT INSURED BY MBIA INSURANCE CORPORATION OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.


                                 --------------


                                                              PER SHARE          TOTAL
                                                              ---------         --------
Price to public.............................................   $15.000          $
Sales load(1)...............................................   $ 0.675          $
Estimated offering costs(2).................................   $ 0.030          $
Proceeds to the Fund........................................   $14.295          $



(1) For a description of all compensation paid to the underwriters and Claymore Securities, Inc., see "Underwriting."



(2) Total expenses of organization and of the common share offering to be paid by the Fund (which do not include the sales load) are estimated to be $
          , which represents $0.03 per common share issued. The Fund's investment adviser and Claymore Securities, Inc. have agreed to pay (i) all organizational expenses of the Fund and (ii) common share offering costs (other than the sales load) that exceed $0.03 per common share.


                         ------------------------------


A.G. EDWARDS & SONS, INC.                                    MERRILL LYNCH & CO.



CROWELL, WEEDON & CO.                                               QUICK & REILLY, INC.
RBC CAPITAL MARKETS                                                THE SEIDLER COMPANIES
                                                                            INCORPORATED
WEDBUSH MORGAN SECURITIES                                    WELLS FARGO SECURITIES, LLC


                        Prospectus dated August   , 2003

    INVESTMENT GRADE MUNICIPAL BOND PORTFOLIO. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its total assets in California municipal bonds of investment grade quality (those rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by either Standard & Poor's Ratings Group, or Fitch, Inc., or unrated municipal securities considered by the Fund's investment adviser to be of comparable quality) and will normally invest substantially all of its total assets in securities of investment grade quality.



    MANAGED DURATION STRATEGY. The Fund's investment adviser will manage the duration of the Fund's portfolio to attempt to provide common shareholders with a high level of risk-adjusted return while seeking to reduce the volatility of the Fund's income and net asset value. Under normal market conditions, the Fund's investment adviser expects to maintain the duration of the Fund's portfolio between five and fourteen years. In addition, the Fund's investment adviser may utilize a variety of hedging strategies to seek to protect the value of the Fund's assets against the volatility of interest rate changes and other market movements. Such hedging strategies may, however, result in income or gain to the Fund that is not exempt from regular Federal or California income tax.



    FINANCIAL LEVERAGE. The Fund expects to utilize financial leverage through the issuance of preferred shares, initially equal to approximately 38% of its total assets (including the amount obtained through leverage). The Fund intends to utilize financial leverage if it is expected to result in higher current income to common shareholders over time. The use of financial leverage by the Fund creates an opportunity for increased current income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.



    EXCHANGE LISTING. The Fund has applied and expects its common shares to be listed on the New York Stock Exchange (the "NYSE"). The trading or "ticker" symbol for the common shares is expected to be "MZV."



    The underwriters named in this Prospectus have the option to purchase up to additional common shares from the Fund in certain circumstances.



    You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and should retain it for future
reference. A Statement of Additional Information, dated August   , 2003, as it
may be supplemented, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 52 of this Prospectus, by calling (888) 773-1411 or by writing to the Fund, or you may obtain a copy (and other information about the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

                               PROSPECTUS SUMMARY



    THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON SHARES. YOU SHOULD READ CAREFULLY THE ENTIRE PROSPECTUS, INCLUDING DOCUMENTS INCORPORATED BY REFERENCE INTO IT, PARTICULARLY THE SECTION ENTITLED "RISKS" BEGINNING ON PAGE 28.



THE
FUND... MBIA Capital/Claymore Managed Duration Investment Grade
       California Municipal Fund is a newly organized, non-diversified, closed-end management investment company.
       The Fund's investment adviser is MBIA Capital Management
       Corp. ("MBIA-CMC"), which is an affiliate of MBIA Insurance
       Corporation, a leading financial guarantor in the municipal securities markets. See "The Fund" and "Management of the Fund."

THE
OFFERING
OF
COMMON
SHARES.. The Fund is offering common shares of beneficial interest at $15.00 per share through a group of underwriters (the
       "Underwriters") led by A.G. Edwards & Sons, Inc. ("A.G.
       Edwards") and Merrill Lynch, Pierce, Fenner & Smith
       Incorporated ("Merrill Lynch"). You must purchase at least
       100 common shares ($1,500) to participate in this offering.
       The Fund has given the Underwriters an option to purchase
       up to an additional       common shares at the public
       offering price, less the sales load, to cover
       over-allotments. MBIA-CMC and Claymore Securities, Inc.,
       the Fund's servicing agent, have agreed to pay (i) all
       organizational expenses of the Fund and (ii) common share
       offering costs (other than the sales load) that exceed
       $0.03 per common share. See "Underwriting."

INVESTMENT
OBJECTIVE
OF THE
FUND.. The Fund's objective is to provide its common shareholders with high current income exempt from regular Federal and California income taxes while seeking to protect the value of the Fund's assets during periods of interest rate volatility. There can be no assurance that the Fund's investment objective will be realized. See "The Fund's
       Investments."

THE
FUND'S
INVESTMENTS... INVESTMENT GRADE MUNICIPAL BOND PORTFOLIO. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its total assets in California
       Municipal Bonds of investment grade quality, and will normally invest substantially all of its total assets in securities of investment grade quality. "California
       Municipal Bonds" are obligations issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular Federal and California income taxes. In other than normal market conditions, such as when the Fund's investment adviser believes that investment grade
       California Municipal Bonds are not available in sufficient amounts at an appropriate price, the Fund may invest less than 80% of its total assets in California Municipal Bonds of investment grade quality. The Fund may also invest up to 20% of its total assets in municipal bonds the interest on which is exempt from regular Federal but not California income tax

       ("Non-California Municipal Bonds" and, together with California Municipal Bonds, "Municipal Bonds"). The Fund will not invest more than 25% of its total assets in Municipal Bonds subject to the Federal alternative minimum tax ("AMT"), and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. "Investment grade" bonds are those rated, at the time of the Fund's investment in the bonds, Baa or higher by Moody's Investors Service, Inc.
       ("Moody's") or BBB or higher by either Standard & Poor's
       Ratings Group, a division of The McGraw-Hill
       Companies, Inc. ("S&P"), or Fitch, Inc. ("Fitch") or, if unrated, are determined by MBIA-CMC to be of comparable quality. See "The Fund's Investments."

       MANAGED DURATION STRATEGY. The Fund's investment adviser will manage the duration of the Fund's portfolio to attempt to provide common shareholders with a high level of risk-adjusted return while seeking to reduce the volatility of the Fund's income and net asset value. Under normal market conditions, MBIA-CMC expects to maintain the duration of the Fund's portfolio between five and fourteen years. Based on such policy, the Fund expects that its net asset value will have comparatively lower levels of interest rate risk relative to investment portfolios with longer durations. In comparison to the "maturity" of a bond
       (which is the date on which the issuer is obligated to repay the principal amount), "duration" is a measure of the price volatility of a bond as a result of changes in market rates of interest, based on the weighted average timing of the bond's expected principal and interest payments.
       Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations, and (in general) a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. There is no limit on the remaining maturity or duration of any individual Municipal Bond invested in by the Fund. See "The Fund's Investments--Investment Objective and Policies."

       INTEREST RATE AND HEDGING TRANSACTIONS. MBIA-CMC may, as a non-fundamental policy, utilize a variety of hedging strategies to seek to protect the value of the Fund's assets against the volatility of interest rate changes and other market movements. The Fund may seek to hedge its portfolio against changes in interest rates using exchange-traded financial futures and option contracts, options on future contracts, or through over-the-counter dealer transactions in caps, swap agreements or options thereon ("swaptions"). In large part, the success of the Fund's hedging activities depends on MBIA-CMC's ability to forecast movements in securities prices and interest rates, and there can be no assurance that

       MBIA-CMC's judgment in this respect will be accurate.
       Although the Fund's hedging transactions are designed to reduce volatility of the Fund's net asset value, these transactions involve investment techniques and risks different from those associated with portfolio transactions in Municipal Bonds. Distributions by the Fund of any income or gains realized on the Fund's hedging transactions generally will not be exempt from regular Federal or California income tax. Rating agency guidelines in connection with the Fund's utilization of financial leverage through the issuance of preferred shares may limit the ability of the Fund to engage in certain hedging transactions. Therefore, there is no assurance that the Fund will undertake any such hedging transactions or that, if undertaken, that any such hedging strategies will be successful. See "The Fund's Investments--Hedging Transac-tions."

       ALTERNATIVE MINIMUM TAX. The Fund may invest up to 25% of its total assets in Municipal Bonds subject to the alternative minimum tax provisions of Federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
       Common shares therefore would not ordinarily be a suitable investment for investors who are subject to the AMT or who would become subject to the AMT by purchasing common shares.

USE
OF
FINANCIAL
LEVERAGE... The Fund expects to utilize financial leverage through the issuance of preferred shares. Under current market conditions, it is anticipated that the Fund will initially use financial leverage equal to approximately 38% of the Fund's total assets, including the amount obtained through leverage, and that the preferred shares will be issued within approximately three months after the completion of this offering of common shares. The Fund cannot assure you, however, that preferred shares will actually be issued or, if issued, that preferred shares will represent any specific percentage of the Fund's capital.

       Although the Board of Trustees has not yet determined the terms of any preferred share offering, the Fund expects that the preferred shares will be rated in the highest rating category by one or more nationally recognized statistical rating organizations (each, a "rating agency") and will have short-term dividend rates that are expected, in current market conditions, to be lower than the yields on the additional Municipal Bonds that the Fund would purchase with the proceeds of the preferred shares offering. So long as the net rate of return on the Fund's investments purchased with the proceeds of the preferred shares exceeds the dividend payable on the preferred shares plus any associated expenses, such excess return will be available to pay higher dividends to holders of the Fund's common shares. If such net rate of return does not exceed such dividends and expenses, the use of financial leverage could result in the holders of the common shares receiving a lower rate of return over time than if the Fund had not used financial leverage.

       The use of financial leverage creates an opportunity for increased current income for the holders of the common shares, but creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares. During times of rising market interest rates, the market value of the Fund's portfolio of Municipal Bonds and, consequently, the net asset value of the common shares may decline. The
       Fund's use of financial leverage through issuing preferred shares may accentuate the potential decline. Furthermore, the cost of the offering of preferred shares and their ongoing expenses, which will be borne by the Fund's common shares, will reduce the net asset value of the common shares. See "Risks and Special Considerations of Leverage" and "Risks--Leverage."

INVESTMENT
ADVISER... MBIA-CMC will serve as the Fund's investment adviser.
       MBIA-CMC is an international investment manager supervising client accounts with assets totaling approximately
       $27 billion as of June 30, 2003 (including approximately
       $20 billion representing assets managed on behalf of affiliates). Of that amount, approximately $9 billion (more than half of which is invested in Municipal Bonds) represents the investment portfolio of MBIA-CMC's affiliate, MBIA Insurance Corporation, a leading financial guarantor in the municipal securities markets, whose claims-paying ability is rated Aaa by Moody's, and AAA by S&P and Fitch.

       For its services, the Fund pays MBIA-CMC a monthly fee at the annual rate of 0.39% of the Fund's average daily net assets (including assets acquired from the sale of any preferred shares), plus the proceeds of any outstanding borrowings used for financial leverage ("Managed Assets").
       MBIA-CMC has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of Managed Assets from the commencement of the Fund's operations through September 1, 2008, and at the rate of 0.042% thereafter through September 1, 2009. See "Management of the Fund."

       During periods when the Fund has financial leverage outstanding, the Fund will pay fees to MBIA-CMC that are higher than if the Fund did not utilize financial leverage because the fees will be calculated on the basis of the Fund's Managed Assets, which are the Fund's net assets including proceeds from the sale of preferred shares or any other financial leverage. See "Risks and Special
       Considerations of Leverage."

SERVICING
AGENT... Claymore Securities, Inc., a registered broker-dealer, will act as servicing agent (the "Servicing Agent") to the Fund.
       Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients.

       The Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears in an amount equal to 0.26% of the average daily value of the Managed Assets. The fees payable by the Fund to the Servicing Agent generally will be higher during periods in which the Fund is utilizing financial leverage. The Servicing Agent has contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the Fund's Managed Assets from the commencement of the Fund's operations through September 1, 2008, and at the rate of 0.028% thereafter through September 1, 2009. See "Servicing Agent."

LISTING... Currently, there is no public market for the Fund's common shares. However, the Fund has applied to list the Fund's common shares on the NYSE and expects the trading or "ticker" symbol for the common shares to be "MZV."

DIVIDENDS
AND
DISTRIBUTIONS... The Fund intends to distribute dividends from its net investment income on a monthly basis and to distribute at least annually any net realized capital gains realized during the year. The Fund expects that it will commence paying dividends within 90 days of the date of this Prospectus. The Fund intends to make regular monthly cash distributions to common shareholders at a level rate based upon the actual and projected performance of the Fund, subject to adjustment from time to time. The dividend rate that the Fund pays on the common shares will depend upon a number of factors, including dividends payable on the Fund's preferred shares, if any. As portfolio and market conditions change, the rate of dividends on the common shares and the Fund's dividend policy could be adjusted upward or downward. See "Dividends and Distributions."

AUTOMATIC
DIVIDEND
REINVESTMENT
PLAN... Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional common shares under the Fund's dividend reinvestment plan. See "Automatic Dividend Reinvestment
       Plan."

TAXATION
OF
DISTRIBUTIONS... Under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade
       California Municipal Bonds that pay interest that is exempt from regular Federal and California income taxes.
       Accordingly, the dividends paid on the common shares, and any preferred shares of the Fund that are attributable to that interest, will be similarly exempt from regular
       Federal and California income taxes. The Fund may also invest up to 20% of its total assets in Non-California
       Municipal Bonds (that is, municipal bonds the interest on which is exempt from regular Federal but not California income tax). Dividends attributable to that interest will be similarly exempt from regular Federal but not California income tax. The Fund may invest up to 25% of its total assets in Municipal Bonds the interest on which may be an item of tax preference for purposes of the AMT, with the result that a portion of the dividends paid to the Fund's common shareholders would also be such an item of tax preference. Thus, common shares may not be a suitable investment if you are subject to the AMT or would become subject to the AMT by investing in the common shares. The Fund also may realize net long- or short-term capital gains on the sale or exchange of the Municipal Bonds in its portfolio. In addition, certain of the Fund's hedging strategies may result in the Fund realizing income or gains that are subject to regular
       Federal or California income tax. Distributions to common shareholders of any such income or capital gain would be taxable to such shareholders when distributed to them. Any taxable income or gain earned or realized by the Fund will be allocated proportionately to the common shareholders and the holders of any preferred shares that may be issued by the Fund in connection with its use of financial leverage.
       The terms of such preferred shares may require that the Fund pay additional distributions to such preferred shareholders to the extent that taxable income or gain is allocated thereto. Such additional distributions would lower the amount of exempt interest and taxable income or gain that could be distributed as dividends to the common shareholders. See "Taxes."

RISK
FACTORS... LIQUIDITY AND MARKET PRICE OF SHARES. The Fund is newly organized and has no operating history or history of public trading.

       Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the sales load and the amount of offering expenses paid by the Fund.

       CALIFORNIA MUNICIPAL BONDS. In normal market conditions, the Fund will invest at least 80% of its total assets in California Municipal Bonds. As a result, the Fund is more exposed to political, economic, regulatory and other risks affecting issuers of California Municipal Bonds than is a municipal bond fund that invests more widely.

       During the late 1990's, California's economy began to recover from a deep recession it suffered at the beginning of the decade. However, in the first quarter of 2001, a slowdown of economic growth began in California. Since
       January 2002, the economic situation has deteriorated further. California state revenues have dramatically declined in recent years, with the decline attributable in large part to a decrease in personal income tax receipts, principally due to a 70% reduction in stock-market related income tax revenues from fiscal year 2000-01 to 2002-03, such as capital gains realizations and stock option income.
       The severe drop in revenues was the principal cause of an $11.1 billion reduction in the balance of the State's
       General Fund from June 30, 2001 to June 30,

       2002. The 2003-04 Governor's Budget, as proposed on
       January 10, 2003, projected a shortfall or "gap" on a budgetary basis of $34.6 billion over the combined 2002-03 and 2003-04 fiscal years, absent corrective action. On
       May 14, 2003, the Governor released the May Revision to the
       2003-04 Governor's Budget, which projected that the pre-corrective action budget gap has increased to about
       $38.2 billion, primarily due to the cancellation of the sale of a tobacco securitization bond, lost opportunities for savings with the passage of time and increased caseload in certain health and correctional programs. According to the State Finance Department, California goes another
       $25 million into debt every day the Legislature fails to pass a budget. Through the first quarter of 2003, the State's overall economy was stagnant, with slow growth projected for the balance of 2003 and moderate growth in 2004. California's general obligation bonds are currently rated A2, A and A by Moody's, S&P and Fitch, respectively, with all three putting the state on negative watch. See
       "The Fund's Investments--Description of Municipal Bonds."

       NON-DIVERSIFICATION. The Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, the Fund must still meet the diversification requirements of applicable Federal income tax law. See "Risks--Non-diversification."

       MARKET RISK AND SELECTION RISK. Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that MBIA-CMC selects will underperform the bond market, the relevant market indices, or other funds with similar investment objectives and investment strategies.

       MUNICIPAL BOND MARKET RISK. The amount of public information available about the Municipal Bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of MBIA-CMC than that of an equity fund or taxable bond fund. The secondary market for Municipal Bonds also tends to be less well-developed, or liquid, than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. See "Risks--Municipal Bond Market Risk."

       INTEREST RATE AND CREDIT RISK. The Fund invests in
       Municipal Bonds which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The common share net asset value and market price per share of the bonds in which the Fund will invest will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage by the issuance of preferred shares and its investment in inverse floating obligations, as discussed below, may increase interest rate risk. Market interest rates for investment grade Municipal Bonds in which the Fund will primarily invest have recently declined significantly below the historical average rates for such bonds and market interest rates are near historical lows. These levels increase the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline).
       Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The Fund intends to invest in Municipal Bonds that are rated investment grade by S&P, Moody's or Fitch. It may also invest in unrated
       Municipal Bonds that MBIA-CMC believes are of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics.

       CALL AND REDEMPTION RISK. A Municipal Bond's issuer may call the bond for redemption before it matures. If this happens to a Municipal Bond held by the Fund, the Fund may lose income and may have to invest the proceeds in Municipal Bonds with lower yields.

       PRIVATE ACTIVITY BONDS. The Fund may invest in certain tax exempt securities classified as "private activity bonds."
       These bonds may subject certain investors in the Fund to the AMT. The Fund may invest up to 25% of its total assets in Municipal Bonds subject to the AMT. The Fund is not further restricted with respect to investing in private activity bonds that are not subject to the AMT.

       RISKS OF TOBACCO-RELATED MUNICIPAL BONDS. The Fund may invest in Municipal Bonds that are collateralized by the proceeds from litigation against the tobacco industry.
       Payment by the tobacco

       industry participants of such proceeds is spread over a number of years and the collection and distribution of such proceeds to issuers of Municipal Bonds is dependent on the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition of the sale of tobacco products, or the seeking of protection under bankruptcy laws, could adversely affect the tobacco industry which, in turn, could have an adverse effect on tobacco-related Municipal Bonds.

       LEVERAGE. The Fund currently plans to issue preferred shares within approximately three months after the completion of this offering. Under current market conditions, it is anticipated that the preferred shares will represent approximately 38% of the Fund's capital, including capital raised by issuing the preferred shares.
       The Fund cannot assure you, however, that preferred shares will actually be issued, or if issued, that preferred shares will represent any specific percentage of the Fund's capital. Leverage creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares, because common shareholders bear the effects of changes in the value of the Fund's investments. Leverage also creates the risk that the investment return on the Fund's common shares will be reduced to the extent the dividends paid on preferred shares and other expenses of the preferred shares exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred shareholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. When the Fund uses leverage, the fees paid to MBIA-CMC and the Servicing
       Agent will be higher than if leverage was not used. See
       "Risks and Special Considerations of Leverage."

       INFLATION RISK. Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during periods of rising inflation, preferred share dividend rates would likely increase, which would tend to further reduce returns to common shareholders.

       PORTFOLIO STRATEGIES. The Fund may engage in various portfolio strategies both to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally and to seek to increase the return of the Fund. These strategies include the use of derivatives such as exchange-traded financial futures and option contracts, options on futures contracts, or over-the-counter dealer transactions in caps, swap agreements or swaptions, the risk of which is summarized below. Such strategies subject the Fund to the risk that, if MBIA-CMC incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to the holders of the Fund's common shares as discussed above under "Risks--Leverage." The Fund is not required to use derivatives or other portfolio strategies and may not do so. Distributions by the Fund of any income or gain realized on the Fund's hedging transactions generally will not be exempt from regular Federal or California income tax. There can be no assurance that the Fund's portfolio strategies will be effective. See "Risks--Portfolio
       Strategies."

       DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index or the relationship between two indices. The Fund may invest in a variety of derivative instruments for hedging purposes, such as exchange-traded financial futures and option contracts, options on futures contracts, or over-the-counter dealer transactions in caps, swap agreements or swaptions. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.
       The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk, the risk of ambiguous documentation and selection risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Under the terms of certain derivative instruments, the Fund could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by common shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

       AFFILIATED INSURERS. The Investment Company Act of 1940 and the rules and regulations thereunder (the "1940 Act") currently prohibits MBIA-CMC from purchasing on behalf of the Fund Municipal Bonds for which MBIA Insurance
       Corporation and other affiliates of MBIA-CMC ("MBIA
       Insurers") provide financial insurance. The Fund intends to apply to the Securities and Exchange Commission (the "SEC") for exemptive relief under the 1940 Act that would permit it, subject to certain conditions and limitations, to purchase Municipal Bonds for which MBIA Insurers provide either primary issuance or secondary market insurance.
       There can be no assurance that the SEC will grant such exemptive relief to the Fund.

       Because MBIA Insurers provide a substantial portion of all Original Issue, Secondary Market and Portfolio Insurance for Municipal Bonds, the Fund's inability, absent the SEC's granting of such exemptive relief, to purchase Municipal
       Bonds insured by MBIA Insurers may place it at a disadvantage relative to other similar funds that may purchase such Municipal Bonds. Any such disadvantage could increase in the event that one or more of the other providers of financial insurance for Municipal Bonds experiences problems meeting its insurance obligations.
       However, based upon current market conditions and on the anticipated size of the Fund's offering of common shares and subsequent issuance of preferred shares, MBIA-CMC believes that such inability will not adversely effect the Fund's ability to achieve its investment objective. See
       "Risks--Affiliated Insurers."

       ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and
       Declaration of Trust dated as of May 20, 2003, as amended, (the "Declaration") and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

       MARKET DISRUPTION. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty.
       Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, closed some of the U.S.
       securities markets for a four-day period, and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S.
       and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.

                          SUMMARY OF FEES AND EXPENSES



    The following table shows the Fund's estimated expenses as a percentage of net assets attributable to common shares assuming the Fund issues preferred shares in an amount equal to 38% of the Fund's Managed Assets.



SHAREHOLDER TRANSACTION FEES:
Sales load (as a percentage of offering price)..............    4.50%
Offering expenses borne by the Fund (as a percentage of
  offering price)(1)(2).....................................    0.20%
Dividend reinvestment plan fees.............................    None(3)



                                                              PERCENTAGE OF NET ASSETS
                                                               ATTRIBUTABLE TO COMMON
                                                                SHARES (ASSUMING THE
                                                               ISSUANCE OF PREFERRED
                                                                     SHARES)(4)
                                                              ------------------------
ANNUAL EXPENSES:
Management fee..............................................            0.63%(5)
Servicing Agent fee.........................................            0.42%(5)
Other expenses..............................................            0.51%
Total annual expenses.......................................            1.56%
Fee waiver (years 1-5)......................................           (0.24)%(5)
Total net annual expenses (years 1-5).......................            1.32%


---------


(1) MBIA-CMC and Claymore Securities, Inc. have agreed to pay (i) all organizational expenses of the Fund and (ii) common share offering costs
    (other than the sales load) that exceed $0.03 per common share (0.20% of the common share offering price).



(2) If the Fund offers preferred shares, costs of that offering, estimated to be approximately 1.46% of the total amount of the preferred shares offering, will effectively be borne by the common shareholders and result in a reduction of the net asset value of the common shares. Assuming the issuance of preferred shares in the amount equal to 38% of the Fund's Managed Assets, those offering costs are estimated to be approximately $700,000 or $0.14 per common share (0.93% of the common share offering price).



(3) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.



(4) The table above shows the estimated expenses you will bear as a holder of common shares, assuming the Fund issues preferred shares in an amount equal to 38% of the Fund's Managed Assets, stated as a percentage of the Fund's net assets attributable to common shares. If the Fund does not issue preferred shares, or otherwise use leverage, the Fund's expenses would be estimated as set out in the table below.



                                                                PERCENTAGE OF NET ASSETS
                                                                 ATTRIBUTABLE TO COMMON
                                                                   SHARES (ASSUMING NO
                                                              ISSUANCE OF PREFERRED SHARES)
                                                              -----------------------------
ANNUAL EXPENSES:
Management fee..............................................               0.39%(5)
Servicing Agent fee.........................................               0.26%(5)
Other expenses..............................................               0.33%
Total annual expenses.......................................               0.98%
Fee waiver (years 1-5)......................................              (0.15)%(5)
Total net annual expenses (years 1-5).......................               0.83%(5)



(5) MBIA-CMC has contractually agreed to waive advisory fees at the annual rate of 0.09% of Managed Assets for the first 5 full years of the Fund's operations and 0.042% of the Managed Assets in year 6, and the Servicing Agent has contractually agreed to waive servicing fees at the annual rate of 0.06% of Managed Assets for the first 5 full years of the Fund's operations and 0.028% of the Managed Assets in year 6. Assuming the issuance of preferred shares in an amount equal to 38% of the Fund's Managed Assets and calculated as a percentage of net assets attributable to common shares, those amounts, combined, would be 0.24% for the first 5 full years and 0.10% in year 6. Without the waivers, total annual expenses would be estimated to be 1.56% of average daily net assets attributable to common shares (or, assuming no issuance of preferred shares, 0.98% of average daily net assets).



    The purpose of the table above is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. As of the date of this Prospectus, the Fund has not commenced investment operations. The amount set forth under "Other Expenses" is based upon estimates for the current year, assuming no exercise of the over-allotment option granted to the Underwriters. The table assumes that the Fund issues 5 million common shares and issues preferred shares as a means of leverage. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. For additional information with respect to the Fund's expenses, see "Management of the Fund." Other expenses include custodial and transfer agency fees, legal and accounting expenses, and listing fees.



    The following example illustrates the expenses (including the sales load of $45, estimated offering and organizational expenses of $2 and the estimated preferred share offering costs of $9, assuming preferred shares are issued representing 38% of the Fund's Managed Assets) that you would pay on a $1,000 investment in common shares, assuming (i) total annual expenses of 1.32% of net assets attributable to common shares in years 1 through 5, increasing to 1.56% in year 7, (ii) a 5% annual return and (iii) the Fund issues preferred shares in an amount equal to 38% of the Fund's total assets:(1)



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Total expenses incurred(2)..................................    $68        $95        $124       $219



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE ASSUMED. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE HIGHER OR LOWER THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.


---------


(1) The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The expenses you would pay, based on the Fund's expenses stated as a percentage of the Fund's net assets assuming the Fund does not issue preferred shares, or otherwise uses leverage and otherwise on the assumptions in the example would be: 1 year, $55; 3 years, $72; 5 years, $91; and 10 years, $154.



(2) Assumes an aggregate waiver of fees of 0.15% of Managed Assets for the first 5 full years and 0.07% in year 6. MBIA-CMC and the Servicing Agent have not agreed to waive any portion of their fees and expenses beyond September 1, 2009. See "Management of the Fund--Investment Advisory Agreement" and "Servicing Agent."

                                    THE FUND



    The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund was formed under the laws of the State of Delaware on May 20, 2003, and has registered under the 1940 Act. The Fund's principal office is located at 113 King Street, Armonk, New York 10504, and its telephone number is (914) 273-4545.



    The Fund is organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the shareholder, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount to net asset value. They may also, at times, trade at a premium to net asset value. The risk that shares will trade at a discount may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.


                                USE OF PROCEEDS


    The net proceeds of this offering will be approximately $         million
(or approximately $         million assuming the Underwriters exercise the
over-allotment option in full) after payment of offering expenses of up to $0.03 per common share.



    The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of the offering of common shares, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short term, tax-exempt securities. See "The Fund's Investments--Investment Objective and Policies."



                             THE FUND'S INVESTMENTS



INVESTMENT OBJECTIVE AND POLICIES



    The Fund's investment objective is to provide its common shareholders with high current income exempt from regular Federal and California income taxes while seeking to protect the value of the Fund's assets during periods of interest rate volatility. The Fund's investment objective is a fundamental policy that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). There can be no assurance that the Fund's investment objective will be realized.



    Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its total assets in investment grade California Municipal Bonds. In other than normal market conditions, such as when the Fund's investment adviser believes that investment grade California Municipal Bonds are not available in sufficient amounts at an appropriate price, the Fund may invest less than 80% of its total assets in California Municipal Bonds of investment grade quality. The Fund may also invest up to 20% of its total assets in Non-California Municipal Bonds. The Fund's policy of investing at least 80% of its total assets in investment grade California Municipal Bonds is a fundamental policy that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under normal market conditions, the Fund will invest substantially all of its total assets in securities of investment grade quality. In addition, under normal market conditions, MBIA-CMC expects to maintain the duration of the Fund's portfolio between five and fourteen years. There is no limit on the remaining maturity or duration of any individual Municipal Bond invested in by the Fund. These are non-fundamental policies and may be changed by the Fund's Board of Trustees.



    MBIA-CMC may, as a non-fundamental policy, utilize a variety of hedging strategies to seek to protect the value of the Fund's assets against the volatility of interest rate changes and other market movements. The Fund may seek to hedge its portfolio against changes in interest rates using exchange-traded financial futures and option contracts or through over-the-counter dealer transactions in caps, swap agreements or swaptions. There is no assurance that the Fund will undertake any such hedging transactions or that, if undertaken, any such hedging strategies will be successful.



    The Fund intends to invest in Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB). The Fund may also invest in unrated securities that will possess creditworthiness comparable, in the opinion of MBIA-CMC, to those of investment grade quality. Securities rated in the lowest investment grade category may be considered to have speculative characteristics.



    Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and MBIA-CMC will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.



    The Fund may invest 25% or more of its total assets in Municipal Bonds of issuers in the same economic sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund's portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.



    The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. One measure of the sensitivity of a security's price to changes in interest rates is "duration." Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration. The greater a portfolio's duration, the greater the change in the portfolio's value in response to changes in interest rates. MBIA-CMC increases or reduces the Fund's portfolio duration based on its interest rate outlook. When MBIA-CMC expects interest rates to fall, it attempts to maintain a longer portfolio duration. When MBIA-CMC expects interest rates to increase, it attempts to shorten the portfolio's duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, MBIA-CMC believes that the yield and price volatility characteristics of an intermediate term portfolio generally offer an attractive trade-off between return and risk. Under normal market conditions, the Fund expects to maintain a dollar-weighted average portfolio duration of five to fourteen years. There may be market conditions, however, where an intermediate term portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer remaining maturities may be more attractive than individual intermediate term Municipal Bonds.



    For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as "Temporary Investments"). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of MBIA-CMC, prevailing market or financial conditions warrant. These investments will yield taxable income. From time to time, the Fund may also realize taxable capital gains.



    The Fund also may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax exempt obligations held by a financial institution. For additional information on VRDOs, see "Other Investment Policies--VRDOs and Participating VRDOs" in the Statement of Additional Information. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to enhance income. The Fund will not purchase an inverse floating rate obligation if the ratio of the aggregate dollar amount of floating-rate instruments to inverse floating-rate instruments issued by the same issuer exceeds one to one.



    The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund believes the income from such securities to be exempt from (i) regular Federal income taxation or (ii) regular Federal income taxation and California income taxation ("Non-Municipal Tax Exempt Securities"). In making such determination the Fund will rely on the opinion of bond counsel on the original issue of such securities and may (but is not required to) seek the additional opinion of a nationally-recognized bond counsel. Non-Municipal Tax Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax Exempt Securities that pay interest exempt from (i) regular Federal income tax will be considered "Municipal Bonds" and (ii) regular Federal income tax and California income tax will be considered "California Municipal Bonds" for purposes of the Fund's investment objective and policies. Interest received on certain otherwise tax exempt securities that are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to the AMT. The percentage of the Fund's total assets invested in "private activity bonds" will vary during the year. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.



    If you are, or as a result of investment in the Fund would become, subject to the AMT, the Fund may not be a suitable investment for you because the Fund may invest up to 25% of its total asset in Municipal Bonds subject to the AMT. Special rules apply to corporate holders. In addition, capital gain dividends will be subject to capital gains taxes. See "Taxes."



    The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax Exempt Securities may present similar risks, depending on the particular product. See "Risks--Municipal Bond Market Risk." Certain instruments in which the Fund may invest may be characterized as derivative instruments. See

"--Description of Municipal Bonds" and "--Hedging Transactions--Financial Futures Transactions and Options."


DESCRIPTION OF MUNICIPAL BONDS


    Set forth below is a detailed description of the Municipal Bonds in which the Fund may invest. Information with respect to ratings assigned to tax exempt obligations that the Fund may purchase is set forth in Appendix B to the Statement of Additional Information.



    The Fund will analyze a number of different factors in selecting the municipal bonds for the Fund portfolio. In addition to credit risk, there are a number of other factors which will enter the decision-making process. First, the Fund will seek to maintain a diversified portfolio of California Municipal Bonds. The remaining factors will include duration risk, that is, the relative volatility and sensitivity of the bond to changes in interest rates, and liquidity, or the ability of the bond to be bought and sold in the public markets at the tightest possible bid/ask spread. As a relative value investor, the Fund (subject to its diversification objectives) will seek the highest possible risk-adjusted return in a Municipal Bond when all of the factors, including issuer-specific credit risk, are arrayed.


    Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are deemed Municipal Bonds if the interest paid thereon is exempt from regular Federal income tax, and California Municipal Bonds if the interest paid thereon is exempt from regular Federal and California income taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute California Municipal Bonds or Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds ("PABs").


    ECONOMIC AND OTHER CONDITIONS IN CALIFORNIA. The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information. The Fund has not independently verified this information.



    The economy of the State of California (referred to herein as the "State" or "California"), the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. Employment grew by about 79,000 jobs between January 2002 and May 2002 as the State began to recover. The recovery then stalled, however, and since then, the economy has been sluggish, with unemployment varying narrowly between
6.6 percent and 6.9 percent and employment falling by about 38,000 between May 2002 and April 2003.

    The State's travel and tourism industry was recently set back by the war in Iraq and the SARS epidemic. The already-struggling air travel industry was particularly hit hard as travelers worried about being infected by SARS or being a victim of a terrorist attack on an airplane. With its heavy reliance on Asian visitors, San Francisco's tourism industry was especially affected. Small businesses in California's Asian communities have also been hurt. The effects of the war and SARS might well be temporary, however. Travel and tourism appear to have rebounded somewhat with the cessation of major military operations and the ebbing of the SARS epidemic in most affected countries.



    California has experienced a dramatic decline in State revenues attributable in large part to declines in personal income tax receipts, principally due to reduced stock market-related income tax revenues, such as capital gains realizations and stock option income (the State derives a large share of its revenue from a sharply progressive personal income tax). The State estimates that stock market-related personal income tax revenue declined from $17.6 billion in fiscal year 2000-01 to $8.6 billion in fiscal year 2001-02, and to $5.2 billion in 2002-03, a total decline of 70 percent. The severe drop in revenues was the principal cause of an $11.1 billion reduction in the fund balance of the State's General Fund (revenues received by the State Treasury and earnings from investments of State monies not attributable to any other funds) from June 30, 2001 to June 30, 2002. Through the first quarter of 2003, the State's overall economy was stagnant, with slow growth projected for the balance of 2003 and moderate growth in 2004.



    The 2003-04 Governor's Budget, as proposed on January 10, 2003, projected a shortfall or "gap" on a budgetary basis of $34.6 billion over the combined 2002-03 and 2003-04 fiscal years, absent corrective action. The 2003-04 Governor's Budget called for budget actions totaling over $10.2 billion early in calendar year 2003 in order to achieve maximum savings. In March and April, 2003, the Legislature passed revised budget adjustment legislation totaling about $6.9 billion in spending reductions, deferrals and funding transfers (including $3.3 billion for fiscal year 2002-03 and $3.6 billion for fiscal year 2003-04.) The Governor released the May Revision to the 2003-04 Governor's Budget on May 14, 2003 (the "May Revision"). The May Revision projected that while some corrective action was taken in March and April 2003, the pre-corrective action budget gap has increased to about $38.2 billion, primarily due to the cancellation of the sale of a tobacco securitization bond, lost opportunities for savings with the passage of time, and increased caseload in certain health and correctional programs. For additional information, see the Statement of Additional Information "Appendix A-Economic and Other Conditions in California."



    GENERAL OBLIGATION BONDS. General obligation bonds (other than those of the State of California, which has limited taxing power) are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.


    REVENUE BONDS. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

    IDBS AND PABS. The Fund may purchase IDBs and PABs. IDBs and PABs are, in most cases, tax exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.



    MORAL OBLIGATION BONDS. The Fund also may invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.



    MUNICIPAL LEASE OBLIGATIONS. Also included within the general category of Municipal Bonds are certificates of participation ("COPs") issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which MBIA-CMC, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. MBIA-CMC will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by S&P or Fitch. Unrated lease obligations will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, MBIA-CMC must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.



    WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD
COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The purchase will be recognized on the date the Fund enters into the commitment and the value of the securities will thereafter be reflected in the Fund's net asset value. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.



    There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counter party may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.



    INDEXED AND INVERSE FLOATING RATE SECURITIES. The Fund may invest in Municipal Bonds that yield a return based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a short term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short term tax exempt interest rate index). The Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short term interest rates increase, and will increase when short term interest rates decrease. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. The Fund will not purchase an inverse floating rate obligation if the ratio of the aggregate dollar amount of floating-rate instruments to inverse floating-rate instruments issued by the same issuer exceeds one to one. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.



    YIELDS. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.



INSURED MUNICIPAL BONDS



    The Fund may acquire Municipal Bonds that are covered by insurance guaranteeing the timely payment of principal and interest thereon. These Municipal Bonds may be (i) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (ii) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance") or (iii) covered by a master municipal insurance policy purchased by the Fund ("Portfolio Insurance").



    A Municipal Bond covered by Original Issue Insurance or Secondary Market Insurance is itself typically assigned the same rating as that of the insurer. For example, if the insurer has a rating of Aaa or AAA, a bond covered by an Original Issue Insurance or Secondary Market Insurance policy from that insurer would also typically be assigned the same rating. Such a Municipal Bond would generally be assigned a lower rating if the ratings were based instead upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the rating, if any, assigned to a Municipal Bond insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and therefore will generally carry a rating that is below Aaa or AAA. While in the portfolio of the Fund, however, a Municipal Bond backed by Portfolio Insurance from a particular insurer will effectively be of the same credit quality as a Municipal Bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance from that insurer.



    AFFILIATED INSURERS. The Fund intends to apply to the SEC for an order (the "Order") under the 1940 Act that would permit it, subject to certain conditions and limitations: (i) to purchase (to the extent otherwise permitted by its investment objective, policies, and restrictions) Municipal Bonds insured as to timely payment of principal and interest by MBIA Insurance Corporation (an affiliate of MBIA-CMC) or its affiliates (collectively, "MBIA Insurers") (a) in a primary offering of such Municipal Bonds or (b) in the secondary market when the previous owner of the Municipal Bonds has purchased Secondary Market Insurance to improve the marketability of the securities; and (ii) with respect to Municipal Bonds insured by MBIA Insurers, (a) to accept certain payments that might arise from claims made upon such insurance and (b) in connection with the Fund's acceptance of any such payments, to assign to an MBIA Insurer the Fund's rights of recovery therefore. Until the Order is granted, the Fund will not purchase Municipal Bonds insured by MBIA Insurers or engage in such transactions with MBIA Insurers. In no event will the Fund purchase Secondary Market Insurance or Portfolio Insurance directly from an MBIA Insurer. There can be no assurance that the SEC will grant the Order to the Fund.


HEDGING TRANSACTIONS


    The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates or other market movements through the use of options, caps and certain financial futures contracts and options thereon, and swap transactions and options thereon ("swaptions"). While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's common shares, the net asset value of the Fund's common shares will fluctuate. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes or other market movements. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may choose not to do so.

    FINANCIAL FUTURES TRANSACTIONS AND OPTIONS. The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract that will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.



    Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for Federal income tax purposes and ordinary income tax rates for California income tax purposes. See "Taxes" in this Prospectus and in the Statement of Additional Information.


    FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").


    The Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell futures contracts based on a long-term Municipal Bond index developed by the Chicago Board of Trade and The Bond Buyer (the "Municipal Bond Index") in connection with its hedging strategies.



    FUTURES STRATEGIES. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.



    When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.



    CALL OPTIONS ON FUTURES CONTRACTS. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.



    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.



    PUT OPTIONS ON FUTURES CONTRACTS. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates. The Fund may purchase put options on Treasury bond and/or Treasury note futures contracts.



    The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.


    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.


    RESTRICTIONS ON USE OF FUTURES TRANSACTIONS. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.



    When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.



    RISK FACTORS IN FUTURES TRANSACTIONS AND OPTIONS. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.



    The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.



    There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of MBIA-CMC, there appears to be an actively traded secondary market for such futures contracts.



    The successful use of transactions in futures and related options also depends on the ability of MBIA-CMC to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.



    Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. Because the Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.



    The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.



    CAPS. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount of such cap. To the extent that there is a decline in interest rates for maturities equal to the remaining term of the interest rate cap, the value of the cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the common shares. If, on the other hand, such rates were to increase, the value of the cap could increase, and thereby increase the net asset value of the common shares. As interest rate caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.



    INTEREST RATE SWAPS AND OPTIONS THEREON ("SWAPTIONS"). The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of Municipal Bonds. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.



    An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying notional amount, in exchange for receiving a variable income stream and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of its fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.



    The Fund may enter into swap transactions such as Municipal Market Data AAA Cash Curve swaps ("MMD Swaps") or Bond Market Association Municipal Swap Index swaps ("BMA Swaps"). To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge or for duration or risk management rather than as a speculative investment.


    A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.


    A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.



    The Board of Trustees has currently limited the Fund's use of interest rate swaps and swaptions as follows: (i) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (ii) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (iii) the counterparty must be a bank or broker/dealer firm regulated under the laws of the United States of America that is (a) on a list approved by the Fund's Board,
(b) with capital of at least $100 million, and (c) which is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board at any time in its discretion.



    The use of interest rate swaps and swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap or swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.



    The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap or swaption will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

    While the Fund may utilize interest rate swaps and swaptions for hedging purposes, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and swaps or swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps and swaptions to reduce risk involves costs and will be subject to MBIA-CMC's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that MBIA-CMC's judgment in this respect will be correct.



OTHER INVESTMENT POLICIES



    TEMPORARY INVESTMENTS. The Fund may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.



    REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, or primary dealer or an affiliate thereof in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets.


    In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.


    ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.



    INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of such investment companies (including management fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.


SUITABILITY


    The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, MBIA-CMC and its affiliates. Because of its emphasis on investment grade California Municipal Bonds, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares of the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks of investing in such markets, including the loss of principal. The Fund may invest up to 25% of its total assets in Municipal Bonds subject to the AMT, and the Fund expects that a portion of the income it produces will be includable in AMT income. Common shares therefore may not be a suitable investment for investors who are subject to the AMT or who would become subject to such tax by purchasing common shares.



                                     RISKS



    RISK IS INHERENT IN ALL INVESTING. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before purchasing the Fund's common shares, you should consider carefully the following risks that you assume when you invest in the Fund. An investment in the Fund's common shares should not constitute a complete investment program.



    LIQUIDITY AND MARKET PRICE OF SHARES. The Fund is newly organized and has no operating history or history of public trading.



    Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the sales load and the amount of offering expenses paid by the Fund.



    CALIFORNIA MUNICIPAL BONDS. The Fund intends to invest at least 80% of its total assets in California Municipal Bonds. As a result, the Fund is more exposed to political, economic, regulatory and other risks affecting issuers of California Municipal Bonds than is a Municipal Bond fund that invests more widely.



    During the late 1990's, California's economy began to recover from a deep recession it suffered at the beginning of the decade. California's financial condition improved markedly during the fiscal years starting in 1995-1996, with a combination of better than expected revenues, a slowdown in growth of social welfare programs and continued spending restraint based on actions taken in earlier years. California's cash position also improved. However, in the first quarter of 2001, a slowdown of economic growth began in California. Since January 2002, the economic situation has deteriorated further. California state revenues have dramatically declined in recent years, with the decline attributable in large part to a decrease in personal income tax receipts, principally due to a 70% reduction in stock-market related income tax revenues from fiscal year 2000-01 to 2002-03, such as capital gains realizations and stock option income. The severe drop in revenues was the principal cause of an $11.1 billion reduction in the balance of the State's General Fund from June 30, 2001 to June 30, 2002. The 2003-04 Governor's Budget, as proposed on January 10, 2003, projected a shortfall or "gap" on a budgetary basis of $34.6 billion over the combined 2002-03 and 2003-04 fiscal years, absent corrective action. On May 14, 2003, the Governor released the May Revision to the 2003-04 Governor's Budget, which projected that the pre-corrective action budget gap has increased to about $38.2 billion, primarily due to the cancellation of the sale of a tobacco securitization bond, lost opportunities for savings with the passage of time and increased caseload in certain health and correctional programs. However, at this time, the fiscal year 2003-04 budget has not yet been passed by the State legislature, meaning that the State has been operating without a spending plan since July 1, 2003. According to the State Finance Department, California goes another $25 million into debt every day the Legislature fails to pass a budget. Through the first quarter of 2003, the State's overall economy was stagnant, with slow growth projected for the balance of 2003 and moderate growth in 2004. California's general obligation bonds are currently rated A2, A and A by Moody's, S&P and Fitch, respectively, with all three putting the state on negative watch. See "Appendix A to the Statement of the Additional Information--Economic and Other Conditions in California".



    NON-DIVERSIFICATION. The Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely-diversified fund. For the purpose of the foregoing, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of Municipal Bonds. Even as a non-diversified fund, the Fund must still meet the diversification requirements of applicable Federal income tax law.



    MARKET RISK AND SELECTION RISK. Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that MBIA-CMC selects will underperform the bond market, the relevant market indices, or other funds with similar investment objectives and investment strategies.



    MUNICIPAL BOND MARKET RISK. The amount of public information available about the Municipal Bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of

MBIA-CMC than that of an equity fund or taxable bond fund. The secondary market for Municipal Bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of Municipal Bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.



    INTEREST RATE AND CREDIT RISK. The Fund invests in Municipal Bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The common share net asset value and market price per share of the bonds in which the Fund will invest will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage by the issuance of preferred shares and its investment in inverse floating obligations, as described above, may increase interest rate risk. Market interest rates for investment grade Municipal Bonds in which the Fund will primarily invest have recently declined significantly below the recent historical average rates for such bonds and market interest rates are now at historical lows. These levels increase the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline). Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The Fund intends to invest in Municipal Bonds that are rated investment grade by S&P, Moody's or Fitch. It may also invest in unrated Municipal Bonds that MBIA-CMC believes are of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics.



    CALL AND REDEMPTION RISK. A Municipal Bond's issuer may call the bond for redemption before it matures. If this happens to a Municipal Bond the Fund holds, the Fund may lose income and may have to invest the proceeds in Municipal Bonds with lower yields.



    PRIVATE ACTIVITY BONDS. The Fund may invest in certain tax exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Fund to the AMT. The Fund may invest up to 25% of its total assets in Municipal Bonds subject to the AMT. The Fund is not further restricted with respect to investing in private activity bonds that are not subject to the AMT.



    RISKS OF TOBACCO-RELATED MUNICIPAL BONDS. The Fund may invest in Municipal Bonds that are collateralized by the proceeds from litigation against the tobacco industry. Payment by the tobacco industry participants of such proceeds is spread over a number of years and the collection and distribution of such proceeds to issuers of Municipal Bonds is dependent on the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition of the sale of tobacco products, or the seeking of protection under bankruptcy laws, could adversely affect the tobacco industry which, in turn, could have an adverse effect on tobacco-related Municipal Bonds.

    LEVERAGE. The Fund currently plans to issue preferred shares within approximately three months after the completion of this offering. Under current market conditions it is anticipated that the preferred shares will represent approximately 38% of the Fund's capital, including capital raised by issuing the preferred shares. The Fund cannot assure you, however, that preferred shares will actually be issued, or if issued, that preferred shares will represent any specific percentage of the Fund's capital they will represent. Leverage creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares, because common shareholders bear the effects of changes in the value of the Fund's investments. Leverage also creates the risk that the investment return on the Fund's common shares will be reduced to the extent the dividends paid on preferred shares and other expenses of the preferred shares exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred shareholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. When the Fund uses leverage, the fees paid to MBIA-CMC and the Servicing Agent will be higher than if leverage was not used. See "Risks and Special Considerations of Leverage."



    INFLATION RISK. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during periods of rising inflation, preferred share dividend rates would likely increase, which would tend to further reduce returns to common shareholders.



    PORTFOLIO STRATEGIES. The Fund may engage in various portfolio strategies both to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally and to seek to increase the return of the Fund. These strategies include the use of derivatives, such as exchange-traded financial futures and option contracts, options on futures contracts or over-the-counter dealer transactions in caps, swap agreements or swaptions. Such strategies subject the Fund to the risk that, if MBIA-CMC incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to the holders of the Fund's common shares as discussed above under "--Leverage." The Fund is not required to use derivatives or other portfolio strategies and may not do so. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There can be no assurance that the Fund's portfolio strategies will be effective.



    DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund may invest in a variety of derivative instruments for hedging purposes, such as exchange-traded financial futures and option contracts, options on futures contracts or over-the-counter dealer transactions in caps, swap agreements or swaptions. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk, the risk of ambiguous documentation and selection risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Under the terms of certain derivative instrument, the Fund could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

    AFFILIATED INSURERS. The 1940 Act currently prohibits MBIA-CMC from purchasing on behalf of the Fund Municipal Bonds for which MBIA Insurance Corporation and other affiliates of MBIA-CMC provide financial insurance. The Fund intends to apply to the SEC for exemptive relief under the 1940 Act (the "Order") that would permit it, subject to certain conditions and limitations:
(i) to purchase (to the extent otherwise permitted by its investment objective, policies, and restrictions) Municipal Bonds insured as to timely payment of principal and interest by MBIA Insurance Corporation (an affiliate of MBIA-CMC) or its affiliates (collectively, "MBIA Insurers") (a) in a primary offering of such Municipal Bonds or (b) in the secondary market when the previous owner of the Municipal Bonds has purchased Secondary Market Insurance to improve the marketability of the securities; and (ii) with respect to Municipal Bonds insured by MBIA Insurers, (a) to accept certain payments that might arise from claims made upon such insurance and (b) in connection with the Fund's acceptance of any such payments, to assign to an MBIA Insurer the Fund's rights of recovery therefore. Until the Order is granted, the Fund will not purchase Municipal Bonds insured by MBIA Insurers or engage in such transactions with MBIA Insurers. In no event will the Fund purchase Secondary Market Insurance or Portfolio Insurance directly from an MBIA Insurer. There can be no assurance that the SEC will grant the Order to the Fund.



    Because MBIA Insurers provide a substantial portion of all Original Issue, Secondary Market and Portfolio Insurance for Municipal Bonds, the Fund's inability, absent the SEC's granting of the Order, to purchase Municipal Bonds insured by MBIA Insurers may place it at a disadvantage relative to other similar funds that may purchase such Municipal Bonds. Any such disadvantage could increase in the event that one or more of the other providers of financial insurance for Municipal Bonds experiences problems meeting its insurance obligations. However, based upon current market conditions and on the anticipated size of the Fund's offering of common shares and subsequent issuance of preferred shares, MBIA-CMC believes that such inability will not adversely effect the Fund's ability to achieve its investment objective.



    ANTI-TAKEOVER PROVISIONS. The Fund's Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Shares--Anti-takeover Provisions of the Agreement and Declaration of Trust."



    MARKET DISRUPTION. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period, and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.


                  RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

EFFECTS OF LEVERAGE


    The Fund currently intends to issue preferred shares within approximately three months after the completion of this offering. Under current market conditions it is anticipated that the preferred shares will represent approximately 38% of the Fund's capital, including the capital raised by issuing the preferred shares. The Fund cannot assure you, however, that preferred shares will actually be issued or, if issued, that preferred shares will represent any specific percentage of the Fund's capital they will represent. Issuing the preferred shares will result in the leveraging of the common shares. Although the Fund's Board of Trustees has not yet determined the terms of the preferred share offering, the Fund anticipates that the preferred shares will pay dividends that will be adjusted over either relatively short term periods (generally seven to 28 days) or medium term periods (up to five years). The dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred share offering will be invested in accordance with the Fund's investment objective. The expenses of the preferred shares, which will be borne by the Fund, will reduce the net asset value of the common shares. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred shares, the Fund anticipates that the terms of the preferred shares will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation plus such additional distribution (an "Additional Distribution"). Such Additional Distributions would lower the amounts distributable to the Fund's common shareholders. Because, under normal market conditions, obligations with longer maturities produce higher yields than short term and medium term obligations, MBIA-CMC believes that the spread inherent in the difference between the short term and medium term rates (and any Additional Distribution) paid by the Fund as dividends on the preferred shares and the generally longer term rates received by the Fund on its portfolio securities may provide holders of common shares with a potentially higher yield.



    The Fund does not intend to borrow money to increase its leverage. The Fund, however, may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.



    The use of leverage, however, involves certain risks to the holders of common shares. For example, issuance of the preferred shares may result in higher volatility of the net asset value of the common shares and potentially more volatility in the market value of the common shares. In addition, changes in the short term and medium term dividend rates on, and the amount of taxable income allocable to, the preferred shares will affect the yield to holders of common shares. Leverage will allow holders of common shares to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rate (and any Additional Distribution) of the preferred shares. Similarly, since a pro rata portion of the Fund's net realized capital gains are generally payable to holders of common shares, the effect of leverage will be to increase the amount of such gains distributed to holders of common shares. However, short term, medium term and long term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short term, medium term and long term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short term and medium term rates may substantially increase relative to the long term obligations in which the Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the preferred shares approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of common shares will be decreased. If the current dividend rate (and any Additional Distribution) on the preferred shares were to exceed the net return on the Fund's portfolio, holders of common shares would receive a lower rate of return than if the Fund were not leveraged. The foregoing risks are increased because under the terms of the preferred shares, holders of such shares are entitled to receive accumulated and unpaid dividends (and accumulated and unpaid Additional Distributions, if any) in addition to the current dividend rate before any distribution can be made to common shareholders. Similarly, since both the cost of issuing the preferred shares and any decline in the value of the Fund's investments (including investments purchased with the proceeds from any preferred share offering) will be borne entirely by holders of common shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common shares than if the Fund were not leveraged. In addition, the benefit (but not the risks) of leverage to holders of common shares will be decreased by the amount of any Additional Distribution the Fund is required to make. If the Fund is liquidated, holders of preferred shares will be entitled to receive liquidating distributions before any distribution is made to holders of common shares.



    In an extreme case, a decline in net asset value could affect the Fund's ability to pay dividends on the common shares. Failure to make such dividend payments could adversely affect the Fund's qualification as a regulated investment company under the Federal tax laws. See "Taxes." However, the Fund intends to take all measures necessary to make common shares dividend payments. If the Fund's current investment income is ever insufficient to meet dividend payments on either the common shares or the preferred shares, the Fund may have to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the preferred shares for any reason and may redeem all or part of the preferred shares under the following circumstances:



    - if the Fund anticipates that the leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of common shares than that obtainable if the common shares were not leveraged,



    - if the asset coverage for the preferred shares declines below 200% either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of common shares in tender offers, or



    - in order to maintain the asset coverage guidelines established by the rating agencies that have rated the preferred shares.



    Redemption of the preferred shares or insufficient investment income to make dividend payments may reduce the net asset value of the common shares and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.



    During periods when the Fund has preferred shares outstanding, the fees paid to MBIA-CMC and the Servicing Agent will be higher than if the Fund did not issue preferred shares because the fees paid will be calculated on the basis of the Fund's Managed Assets, including proceeds from the sale of preferred shares.



    Assuming the use of leverage by issuing preferred shares (paying dividends at a rate that generally will be adjusted every seven days) in an amount representing approximately 38% of the Fund's capital at an annual dividend rate and annual remarketing expenses of 1.25% payable on such preferred shares based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such dividend payments would be 0.48%.



    The following table is designed to illustrate the effect on the return to a holder of common shares of the leverage obtained by the issuance of preferred shares representing approximately 38% of the Fund's capital, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and decreases the return when portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.



Assumed portfolio return (net of expenses)...........     (10)%    (5)%      0%      5%      10%
Corresponding common shares return...................  (16.95)% (8.86)% (0.77)%   7.32%   15.40%

    Leveraging the common shares cannot be fully achieved until preferred shares are issued and the proceeds of such offering have been invested in Municipal Bonds.


PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS


    If short term or medium term rates increase or other changes in market conditions occur to the point where the Fund's leverage could adversely affect holders of common shares as noted above (or in anticipation of such changes), the Fund may attempt to shorten the average maturity or duration of its investment portfolio in order to offset the negative impact of leverage. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming preferred shares or otherwise by purchasing preferred shares. Purchases and redemptions of preferred shares, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. In determining whether or not it is in the best interest of the Fund and its shareholders to redeem or repurchase outstanding preferred shares, the Board of Trustees will take into account a variety of factors, including the following:


    - market conditions,

    - the ratio of preferred shares to common shares, and

    - the expenses associated with such redemption or repurchase.


    If market conditions subsequently change, the Fund may sell previously unissued preferred shares or preferred shares that the Fund had issued but later repurchased or redeemed.



    The Fund intends to apply for ratings of the preferred shares from one or more rating agencies. In order to obtain these ratings, the Fund may be required to maintain portfolio holdings that meet the specified guidelines of such organizations. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act. The Fund does not anticipate that these guidelines will impede MBIA-CMC from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Ratings on preferred shares issued by the Fund should not be confused with ratings on the obligations held by the Fund.



    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price of the outstanding preferred shares plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of the liquidation value of the outstanding preferred shares. To the extent possible, the Fund intends to purchase or redeem preferred shares from time to time to maintain coverage of preferred shares of at least 200%.



    The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.



                             MANAGEMENT OF THE FUND



TRUSTEES AND OFFICERS



    The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. There are six Trustees of the Fund, two of whom are "interested persons" of the Fund (as defined in the 1940 Act) and four of whom are not

"interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.



THE INVESTMENT ADVISER



    MBIA-CMC, an SEC-registered investment adviser and NASD member firm, acts as the Fund's investment adviser. MBIA-CMC is located at 113 King Street, Armonk, New York 10504. MBIA-CMC is a subsidiary of MBIA Asset Management, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. MBIA Inc.'s largest subsidiary is MBIA Insurance Corporation ("MBIA Corp."), a leading global provider of financial guarantee insurance. MBIA Inc. is a publicly-held company whose shares trade on the NYSE under the ticker symbol MBI.


    MBIA Corp. is the successor to the business of the Municipal Bond Insurance Association, which began writing financial guarantees for municipal bonds in 1974. MBIA Corp. is the parent of MBIA Insurance Corp. of Illinois, also referred to as "MBIA Illinois," and Capital Markets Insurance Corporation, "CapMAC," both financial guarantee companies acquired by MBIA Corp. MBIA Corp. also owns MBIA Assurance S.A., a French insurance company, which writes financial guarantee insurance in the countries of the European Community.

    MBIA Corp. has a Triple-A claims-paying rating from S&P, which it received in 1974; from Moody's, which it received in 1984; from Fitch, which it received in 1995; and from Rating and Investment Information, Inc., which it received in 1999. Obligations which are guaranteed by MBIA Corp. are rated Triple-A primarily based on these claims-paying ratings of MBIA Corp. Both S&P and Moody's have also continued the Triple-A rating on guaranteed bond issues of MBIA Illinois and CapMAC. The Triple-A ratings are important to the operation of MBIA Corp.'s business and any reduction in these ratings could have a material adverse effect on MBIA Corp.'s ability to compete and could have a material adverse effect on its business, operations and financial results.

    MBIA Corp. primarily insures obligations which are sold in the new issue and secondary markets, or which are held in unit investment trusts and by mutual funds. It also provides financial guarantees for debt service reserve funds. As a result of Triple-A ratings assigned to insured obligations, the principal economic value of financial guarantee insurance to the entity issuing the obligations is the savings in interest costs between an insured obligation and the same obligation on an uninsured basis. In addition, for complex financings and for obligations of issuers that are not well-known by investors, insured obligations receive greater market acceptance than uninsured obligations.

    MBIA Corp. issues financial guarantees for municipal bonds, asset-backed and mortgage-backed securities, investor-owned utilities bonds, bonds issued by highly rated, sovereign and sub-sovereign entities and collateralized obligations of corporations and financial institutions, both in the new issue and secondary markets. The municipal obligations that MBIA Corp. insures include tax-exempt and taxable indebtedness of states, counties, cities, utility districts and other political subdivisions, as well as airports, higher education and health care facilities and similar authorities. The asset-backed or structured finance obligations insured by MBIA Corp. typically consist of securities that are payable from or which are tied to the performance of a specific pool of assets that have a defined cash flow. These include residential and commercial mortgages, a variety of consumer loans, corporate loans and bonds and equipment and real property leases.


    MBIA-CMC is an international investment manager supervising client accounts with assets totaling approximately $27 billion as of June 30, 2003 (including $20 billion representing assets managed on behalf of clients that are affiliates of MBIA-CMC). Of that amount, approximately $9 billion represents the investment portfolio of MBIA Corp., more than half of which consists of Municipal Bonds.


INVESTMENT ADVISORY AGREEMENT


    The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Trustees, MBIA-CMC is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with MBIA-CMC, subject to review by the Board of Trustees.



    For its services, the Fund pays MBIA-CMC a monthly fee at the annual rate of 0.39% of the Fund's Managed Assets. For purposes of this calculation, Managed Assets are determined at the end of each month on the basis of the average Managed Assets of the Fund for each day during the month. It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) is not considered a liability in determining the Fund's Managed Assets. MBIA-CMC has contractually agreed to waive a portion of the advisory fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund's Managed Assets from the commencement of the Fund's operations through September 1, 2008, and at a the rate of 0.042% thereafter through September 1, 2009.



    The Investment Advisory Agreement obligates MBIA-CMC to provide investment advisory services to the Fund. The Fund pays all expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, fees of the Servicing Agent, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and shareholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, SEC fees, fees and expenses of non-interested Trustees, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting and administrative services are provided to the Fund by MBIA Municipal Investors Service Corporation ("MBIA-MISC") pursuant to an agreement between MBIA-MISC and the Fund. The Fund will pay the costs of these services.



    Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (i) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (ii) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.



    The Fund's portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. MBIA-CMC will also be responsible for the performance of certain management services for the Fund. The Fund will be managed by a team of investment professionals from MBIA-CMC. The portfolio managers primarily responsible for the Fund's day-to-day management are Clifford D. Corso, Susan A. Voltz, Michael R. Jacobson and Patrick M. Tucci.



    Mr. Corso is President of MBIA-CMC. Mr. Corso is also the Chief Investment Officer for MBIA Insurance Corporation, and a Managing Director of 1838 Investment Advisors, LLC, an affiliate company. In his role as head of MBIA-CMC, Mr. Corso is the senior portfolio manager for $27 billion in assets.

    Ms. Voltz is a Director and Senior Portfolio Manager of MBIA-CMC responsible for MBIA-CMC's tax-exempt assets under management. Prior to this assignment, Ms. Voltz was a Senior Portfolio Manager responsible for short-term taxable and tax-exempt portfolio management. Prior to joining MBIA-CMC in 1994, Ms. Voltz held a number of positions at Dean Witter Discover and Company, including Assistant Vice President, Portfolio Manager and Analyst for Dean Witter InterCapital Inc.



    Mr. Jacobson is a Director of MBIA-CMC and brings to the firm a 22 year career in municipal finance, municipal credit analysis, structured municipal finance and municipal derivatives. Mr. Jacobson currently manages a structured portfolio of municipal equipment leases and works on a number of special projects involving municipal derivatives. Prior to joining MBIA-CMC, Mr. Jacobson held senior positions in the municipal departments of Shearson Lehman Brothers, Lazard Freres & Co. and Citicorp Securities.



    Mr. Tucci is Assistant Vice President and Assistant Portfolio Manager, concentrating on tax-exempt assets under management. Prior to joining MBIA-CMC, Mr. Tucci held positions at Salomon Smith Barney in Institutional Municipal Sales and Global Equities. Prior to that, Mr. Tucci was Assistant Portfolio Manager in the Municipal Bond Group at Eaton Vance Management. Mr. Tucci is a member of the Association for Investment Management and Research and The New York Society of Security Analysts.


                          DIVIDENDS AND DISTRIBUTIONS


    The Fund intends to distribute dividends of all or a portion of its net investment income monthly to holders of common shares. It is expected that the Fund will commence paying dividends to holders of common shares within approximately 90 days of the date of this prospectus. From and after issuance of the preferred shares, monthly dividends to holders of common shares normally will consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distributions) on the preferred shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of common shares and any preferred shares.



    While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accumulated preferred share dividends, including any Additional Distribution, have been paid, and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price of the outstanding preferred shares plus any accumulated and unpaid dividends thereon and any accumulated but unpaid Additional Distribution). If the Fund's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See "Taxes."



    See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of common shares may be automatically reinvested in common shares of the Fund. Dividends and distributions may be taxable to shareholders under certain circumstances as discussed below, whether they are reinvested in shares of the Fund or received in cash.



    The yield on the Fund's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in tax exempt interest rates (which may not change to the same extent or in the same direction as taxable rates) including changes in the relationship between short term rates and long term rates, the amount and timing of the issuance of the Fund's preferred shares, the effects of preferred share leverage on the common shares discussed above under "Risks and Special Considerations of Leverage," the timing of the investment of preferred share proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares.


                                     TAXES


FEDERAL INCOME TAX MATTERS



    The discussions below and in the Statement of Additional Information provide general tax information related to an investment in the common shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.



    The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax.



    The Fund primarily will invest in Municipal Bonds, which, in the opinion of bond counsel to the issuer, are exempt from regular federal income tax. Thus, dividends the Fund pays to you will generally qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from federal income tax. Different federal alternative minimum tax rules apply to individuals and to corporations.



    Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any ordinary taxable income or net capital gain. Distributions of net short-term capital gain are taxable as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains regardless of how long you have owned your common shares.



    The Fund will allocate dividends that are treated as exempt-interest dividends and as long-term capital gain and ordinary income dividends, if any, among the common shares and preferred shares in proportion to total dividends paid to each class for the taxable year. As long as the Fund qualifies as a regulated investment company, distributions paid by the Fund generally will not be eligible (i) for the dividends received deduction available to corporate shareholders or (ii) for treatment as "qualified dividend income" in the case of individual shareholders.

    Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the federal alternative minimum tax.



    The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.



    In order to avoid corporate taxation of its earnings and to pay exempt-interest dividends, the Fund must meet certain Internal Revenue Service ("IRS") requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its earnings and all your dividends would be taxable as ordinary income to the extent of the Fund's earnings and profits. In addition, in order for the Fund to pay exempt-interest dividends, at least 50% of the value of the Fund's total assets must consist of tax-exempt obligations at the close of each quarter of its taxable year. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay exempt-interest dividends and your dividends attributable to interest received by the Fund from any source would be taxable as ordinary income.



    The sale or other disposition of common shares will generally result in capital gain or loss to you if you hold such common shares as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are eligible for reduced rates of taxation. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.



    The Fund may be required to withhold a percentage of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (for individuals, normally your Social Security number) and certain certifications, or if you are otherwise subject to backup withholding. The backup withholding percentage is 28% for amounts paid through December 31, 2010, and will be 31% thereafter. If you receive Social Security benefits, you should be aware that exempt-interest dividends are taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you may not deduct the interest on that loan. Under IRS rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money.



CALIFORNIA TAX MATTERS



    The following description of certain California income tax consequences applicable to resident individual and corporate shareholders acquiring, holding and disposing of common shares of the Fund is based upon the advice of Cooley Godward LLP, special California tax counsel to the Fund. The discussion reflects applicable tax laws of the State of California as of the date of this Prospectus, which laws may be changed or subject to new interpretations by the courts or the Franchise Tax Board of the State of California retroactively or prospectively. The discussion does not address the taxation of shareholders who are not residents of California nor does it discuss any local taxes that may be applicable or the California tax rules applicable to specific investors who may be subject to special treatment in light of their particular facts and circumstances.



    The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will enable it to pay exempt-interest dividends to shareholders, and that it will distribute all interest it receives and capital gains it realizes to the shareholders.

    The Fund will be subject to the California corporate franchise tax only if it has a sufficient nexus with California. If it is subject to the California corporate franchise tax, the Fund does not expect to pay a material amount of such tax.



    If at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is (i) exempt from tax by California under California law, or (ii) exempt under federal law from all state and local taxes (such as United States governmental obligations), then distributions by the Fund that are attributable to interest on any such obligation will not be subject to the California personal income tax. All other distributions, including distributions attributable to capital gains or market discount, will be includable in gross income for purposes of the California personal income tax.



    Interest on indebtedness incurred or continued for the purpose of acquiring or maintaining an investment in the common shares of the Fund will not be deductible for purposes of the California personal income tax.



    All distributions of the Fund, regardless of source, to corporate common shareholders that are subject to the California corporate franchise tax will be included in gross income for purposes of such tax.



    Gain on the sale, exchange, or other disposition of common shares of the Fund will be subject to the California personal income and corporate franchise tax. In addition, any loss realized by a holder of common shares upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the sale of common shares of the Fund within 30 days before or after the acquisition of other Fund shares may be disallowed.



    Common shares of the Fund may be subject to the California estate tax if held by a California decedent at the time of death.



    Holders of common shares of the Fund are advised to consult with their own tax advisors for more detailed information concerning California tax matters.


                      AUTOMATIC DIVIDEND REINVESTMENT PLAN


    Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York ("BONY"), as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by BONY, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to BONY, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

    Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares plus estimated brokerage commissions is equal to or less than the market price per share of the common shares (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.



    In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.



    The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


    In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.


    There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.


    The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."


    Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.



    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.



    All questions and correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, 101 Barclay Street, 20W, New York, New York 10286.


                                NET ASSET VALUE


    Net asset value of the common shares is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of the common shares, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to MBIA-CMC, are accrued daily.



    The Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. The Board of Trustees has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts and interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

                             DESCRIPTION OF SHARES

COMMON SHARES


    The Fund is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of May 20, 2003, as amended. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. See "--Preferred Shares" below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.



    The Fund has no present intention of offering any additional shares other than the preferred shares and common shares issued under the Fund's Automatic Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Fund's Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.



    The Fund's common shares are expected to be listed on the NYSE under the symbol "MZV."



    The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Fund. See "Use of Proceeds."



    Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade Municipal Bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as net asset value, dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.



    MBIA-CMC provided the initial capital for the Fund and, as of the date of this prospectus, MBIA-CMC owned 100% of the outstanding common shares of the Fund. MBIA-CMC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

PREFERRED SHARES


    The Declaration provides that the Fund's Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued.



    It is anticipated that the Fund's preferred shares will be issued in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of common shares. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. It is anticipated that the net asset value per share of the preferred shares will equal its original purchase price per share plus accumulated dividends per share.



    The Fund's Board of Trustees has declared its intention to authorize an offering of preferred shares (representing approximately 38% of the Fund's capital immediately after the issuance of such preferred shares) within approximately three months after completion of the offering of common shares, subject to market conditions and to the Board's continuing to believe that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the benefits to the holders of common shares described in the Prospectus. Although the terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the Board of Trustees (subject to applicable law and the Declaration), the initial series of preferred shares will be structured to carry either a relatively short term dividend rate, in which case periodic redetermination of the dividend rate will be made at relatively short intervals (generally seven or 28 days), or a medium term dividend rate, in which case periodic redetermination of the dividend rate will be made at intervals of up to five years. In either case, such redetermination of the dividend rate will be made through an auction or remarketing procedure. The Board also has indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be as stated below.



    LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends whether or not earned or declared) before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.


    VOTING RIGHTS. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share) and will vote together with holders of common shares as a single class.


    In connection with the election of the Fund's Trustees, holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees, and the remaining Trustees will be elected by all holders of common and preferred shares, voting as a single class. If at any time dividends on the Fund's preferred shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in default have been paid or declared and set apart for payment.

    The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to
(i) authorize, create or issue any class or series of shares ranking prior to any series of preferred shares with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Declaration, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of holders of preferred shares.


    REDEMPTION PROVISIONS. It is anticipated that preferred shares will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Preferred shares will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred shares specified by the rating agencies that issue ratings on the preferred shares.



ANTI-TAKEOVER PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST



    The Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. Commencing on the first annual meeting of the shareholders, the Board of Trustees will be divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.



    In addition, the Declaration requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their affiliates and associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required, or unless such transaction is with an entity of which the Fund owns a majority of all the voting securities. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.


    The 5% holder transactions subject to these special approval requirements are:


    - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;



    - the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);



    - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

    - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.



    To convert the Fund to an open-end investment company, the Fund's Declaration requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to the common shares. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Fund to an open-end fund.



    To terminate the Fund, the Declaration requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.



    For the purposes of calculating "a majority of the outstanding voting securities" under the Declaration, each class and series of shares of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Declaration with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.


    The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

                                   CUSTODIAN


    The Fund's securities and cash are held under a custodian agreement with The Bank of New York, 101 Barclay Street, 17W, New York, New York 10286.

                                  UNDERWRITING


    The underwriters named below (the "Underwriters"), acting through A.G. Edwards & Sons, Inc. ("A.G. Edwards") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), as lead managers (the "Lead Managers"); and Crowell, Weedon & Co.; Quick & Reilly, Inc., A FleetBoston Financial Company; RBC Dain Rauscher, Inc.; The Seidler Companies Incorporated; Wedbush Morgan Securities Inc.; and Wells Fargo Securities, LLC, as their representatives (together with the Lead Managers, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and MBIA-CMC (the "Underwriting Agreement"), to purchase from the Fund the number of common shares set forth below opposite their respective names.



UNDERWRITERS                                                  NUMBER OF SHARES
------------                                                  ----------------
A.G. Edwards & Sons, Inc....................................
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated......................................
Crowell, Weedon & Co........................................
Quick & Reilly, Inc., A FleetBoston Financial Company.......
RBC Dain Rauscher, Inc......................................
The Seidler Companies Incorporated..........................
Wedbush Morgan Securities Inc...............................
Wells Fargo Securities, LLC.................................

    Total...................................................



    The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund's business and the receipt of certain certificates, opinions and letters from the Fund and the Fund's attorneys and independent accountants. The nature of the Underwriters' obligation is such that they are committed to purchase all common shares offered hereby if they purchase any of the common shares.



    The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of additional common shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the common shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of common shares proportionate to such Underwriter's initial commitment.



    The Representatives have advised the Fund that the Underwriters propose to offer some of the common shares directly to investors at the offering price of $15.00 per share, and may offer some of the common shares to certain dealers at
the offering price less a concession not in excess of $     per common share,
and such dealers may reallow a concession not in excess of $               per
common share on sales to certain other dealers. The common shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.



    The Fund will pay common share offering costs up to and including $0.03 per common share. MBIA-CMC and Claymore Securities, Inc. have agreed to pay all of the Fund's common share offering costs (other than sales load) that exceed $0.03 per common share. MBIA-CMC and Claymore Securities, Inc. have also agreed to pay all of the Fund's organizational expenses.

    The Fund has applied to list its common shares on the NYSE and expects the trading or "ticker" symbol for the common shares to be "MZV." In order to meet the requirements for listing the common shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 common shares ($1,500). Prior to this offering, there has been no public market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation between the Fund and the Representatives.



    The Fund and MBIA-CMC have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act.



    The Fund has agreed not to offer or sell any additional common shares of the Fund, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.



    The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may so act while they are Underwriters.



    Until the distribution of common shares is completed, rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the common shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the common shares. Such transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the Underwriters of a greater number of common shares than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the common shares while the offering is in progress.



    The Underwriters also may impose a penalty bid. This occurs when a particular Underwriter repays to the other Underwriters all or a portion of the underwriting discount received by it because the Representatives have repurchased shares sold by or for the account of such Underwriter in stabilizing or short covering transactions.



    These activities by the Underwriters may stabilize, maintain or otherwise affect the market price of the common shares. As a result, the price of the common shares may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters without notice at any time. These transactions may be effected on the NYSE or otherwise.



    In connection with the offering, the Underwriters or selected dealers may distribute prospectuses electronically.



    MBIA-CMC and Claymore Securities, Inc. have also agreed to pay from their own assets a fee to A.G. Edwards. This fee will be payable quarterly at the annual rate of 0.10% of the Fund's Managed Assets from the commencement of the Fund's operations through September 1, 2008, 0.125% from September 2, 2008 to September 1, 2009 and 0.15% thereafter. Such fee will be payable only so long as the Investment Advisory Agreement remains in effect between the Fund and MBIA-CMC or any successor in interest or affiliate of MBIA-CMC, as and to the extent that such Investment Advisory Agreement is renewed or continued periodically in accordance with the 1940 Act. A.G. Edwards will (i) provide MBIA-CMC with relevant information, studies or reports regarding general trends in the closed-end management investment company and asset management industries,
(ii) at MBIA-CMC's request, provide economic research and statistical information and reports to and consult with MBIA-CMC's or the Fund's representatives and/or the Fund's Trustees with respect to such information and reports and (iii) provide MBIA-CMC with certain other services in connection with the common shares, including after-market services designed to maintain the visibility of the Fund in the market. A.G. Edwards may delegate a portion of its rights and obligations under such agreement with MBIA-CMC to other persons, certain of whom may be Underwriters or other participants, or affiliates of such participants, in the offering and distribution of the common shares. In connection with such delegation, A.G. Edwards may direct MBIA-CMC to pay a portion of the fee A.G. Edwards would otherwise receive from MBIA-CMC to such party.



    Claymore Securities, Inc. will provide distribution assistance in connection with the sale of the common shares of the Fund. Generally, Claymore
Securities, Inc. pays a fee of 0.10% of the offering amount to employees who assist in marketing securities. In connection with this distribution assistance, Claymore Securities, Inc. will enter into an underwriter participation agreement with the Fund, which will provide that, to the extent that the Fund has not otherwise paid organizational and offering expenses equal to $0.03 per common share, the Fund will pay up to 0.10% of the amount of the offering up to such expense limit to Claymore Securities, Inc. as payment for its distribution assistance. Claymore Securities, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers and may be deemed an "underwriter" for purposes of this offering under the Securities Act of 1933, as amended, although Claymore Securities, Inc. will not purchase or resell any of the common shares in connection with the offering or be a party to the purchase agreement.



    The address of A.G. Edwards is One North Jefferson Ave., St. Louis, Missouri 63103. The address of Merrill Lynch is 4 World Financial Center, New York, New York 10080. The address of Claymore Securities, Inc. is 210 N. Hale Street, Wheaton, Illinois 60187.


                                SERVICING AGENT


    Claymore Securities, Inc. serves as the Fund's Servicing Agent. In this capacity, it acts as servicing agent to the Fund. Pursuant to a servicing agreement (the "Servicing Agreement"), the Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders to assure compliance with applicable laws, rules and regulations; assisting in the dissemination of the Fund's net asset value, market price and discount; maintaining ongoing contact with brokers whose clients hold or may have an interest in acquiring Fund shares; replying to information requests from shareholders or prospective investors; and aiding in secondary market support for the Fund through regular written and oral communications with the Fund's NYSE specialist and the closed-end fund analyst community.



    The Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Managed Assets.



    The Servicing Agent has contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the Fund's Managed Assets from the commencement of the Fund's operations through September 1, 2008, and at the rate of 0.028% thereafter through September 1, 2009.



    The Servicing Agreement is effective on the date the Fund's registration statement is declared effective and will terminate unless approved annually by the Board of Trustees of the Fund. The Servicing Agreement is terminable upon 30 days' notice by the Fund and 60 days' notice by the Servicing Agent.

    Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. The Servicing Agent is a member of the National Association of Securities Dealers and is registered as a broker-dealer.


            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR


    The transfer agent, dividend disbursing agent and registrar for the common shares of the Fund is The Bank of New York, 101 Barclay Street, 20W, New York, New York 10286.


                          ACCOUNTING SERVICES PROVIDER


    MBIA Municipal Investors Service Corporation provides certain accounting services for the Fund.


                                 LEGAL OPINIONS


    Certain legal matters in connection with the common shares offered hereby are passed on for the Fund by Simpson Thacher & Bartlett LLP, New York, New York. Certain legal matters will be passed on for the underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois). Simpson Thacher & Bartlett LLP and Skadden Arps, Slate Meagher & Flom (Illinois) may rely as to matters of Delaware law on the opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION



The Fund's Investments......................................      1
Investment Restrictions.....................................      4
Management of the Fund......................................      5
Portfolio Transactions......................................     10
Taxes.......................................................     11
Independent Auditors and Experts............................     15
Additional Information......................................     15
Report of Independent Auditors..............................     17
Financial Statments.........................................     18
Appendix A: Economic and Other Conditions in California.....    A-1
Appendix B: Ratings of Municipal Bonds......................    B-1
Appendix C: Taxable Equivalent Yields for 2003..............    C-1
Appendix D: Certain Comparative Information.................    D-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.


                               ------------------

                               TABLE OF CONTENTS


                                          PAGE
                                        --------
Prospectus Summary....................      1
Summary of Fees and Expenses..........     12
The Fund..............................     14
Use of Proceeds.......................     14
The Fund's Investments................     14
Risks.................................     28
Risks and Special Considerations of
  Leverage............................     32
Management of the Fund................     35
Dividends and Distributions...........     38
Taxes.................................     39
Automatic Dividend Reinvestment
  Plan................................     41
Net Asset Value.......................     43
Description of Shares.................     44
Custodian.............................     47
Underwriting..........................     48
Servicing Agent.......................     50
Transfer Agent, Dividend Disbursing
  Agent and Registrar.................     51
Accounting Services Provider..........     51
Legal Opinions........................     51
Table of Contents of the Statement of
  Additional Information..............     52



    THROUGH AND INCLUDING             , 2003 (THE 25TH DAY AFTER THE DATE OF
THIS PROSPECTUS), ALL DEALERS EFFECTING TRANSACTIONS IN THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.



                                        SHARES


                             MBIA CAPITAL/CLAYMORE
          MANAGED DURATION INVESTMENT GRADE CALIFORNIA MUNICIPAL FUND

                                 COMMON SHARES


                                 --------------


                                   PROSPECTUS

                                 --------------


                           A.G. EDWARDS & SONS, INC.
                              MERRILL LYNCH & CO.
                             CROWELL, WEEDON & CO.
                                 QUICK & REILLY
                              RBC CAPITAL MARKETS
                             THE SEIDLER COMPANIES
                                  INCORPORATED
                           WEDBUSH MORGAN SECURITIES
                          WELLS FARGO SECURITIES, LLC



                                           , 2003


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED JULY 24, 2003


                MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT
                         GRADE CALIFORNIA MUNICIPAL FUND

                       STATEMENT OF ADDITIONAL INFORMATION

     MBIA Capital/Claymore Managed Duration Investment Grade California Municipal Fund (the "Fund") is a newly organized, non-diversified closed-end management company.

     This Statement of Additional Information relating to common shares of the Fund does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus relating thereto dated _____________, 2003, (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (888) 773-1411. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS



The Fund's Investments                                                         1
Investment Restrictions                                                        4
Management of the Fund                                                         5
Portfolio Transactions                                                        10
Taxes                                                                         11
Independent Auditors and Experts                                              15
Additional Information                                                        15
Report of Independent Auditors                                                17
Financial Statements                                                          18
Appendix A: Economic and Other Conditions in California                      A-1
Appendix B: Ratings of Municipal Bonds                                       B-1
Appendix C: Taxable Equivalent Yields for 2003                               C-1
Appendix D: Certain Comparative Information                                  D-1



This Statement of Additional Information is dated ___________, 2003.

                             THE FUND'S INVESTMENTS

DESCRIPTION OF MUNICIPAL BONDS

     CALL RIGHTS. The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

     PRIVATELY PLACED BONDS. The Fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

     PUT RIGHTS. Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

     CUSTODIAL RECEIPTS. The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity. The Fund may not invest in illiquid custodian receipts if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

INSURED MUNICIPAL BONDS

     ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of Municipal Bonds by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the Municipal Bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments. Original Issue Insurance also does not insure against nonpayment of principal or interest on Municipal Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

     Original Issue Insurance remains in effect as long as the Municipal Bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these Municipal Bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a Municipal Bond, the Fund or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market

Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the Municipal Bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these Municipal Bonds.

     PORTFOLIO INSURANCE. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Bonds purchased by the Fund. Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A Municipal Bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof will reduce the yield to common shareholders of the Fund.

HEDGING TRANSACTIONS

     FUTURES CONTRACTS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Fund deals in financial futures contracts based on a long term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     Subject to policies adopted by the Trustees, the Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if MBIA-CMC and the Trustees of the Fund should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     The Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax exempt index, BMA Swaps may reduce cross-market risks incurred by the Fund and increase the Fund's ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

     The Fund also may purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

     It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, MBIA-CMC expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing.

     The pricing and valuation terms of interest rate swap agreements and swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps and swaptions must thus be regarded as inherently illiquid. Interest rate swap agreements are usually (1) between an institutional investor and a broker/ dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.

     MBIA-CMC expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap, cap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. As long as the Fund is a purchaser of swaptions, which is expected to be the only possibility under rating agency guidelines applicable to the preferred shares the Fund intends to issue, the Fund would not have to pledge collateral. However, it would have to monitor the market value of the swaptions held and insure that they are properly collateralized.

     MBIA-CMC has instituted procedures for valuing any swaps or swaptions positions to which it is party. Swaps or swaptions will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker/dealer or bank that is not a party to the swap or swaption. In the event of material discrepancies, MBIA-CMC has procedures in place for valuing the swap or swaption, subject to the direction of the Fund's Board.

OTHER INVESTMENT POLICIES

     VRDOs AND PARTICIPATING VRDOs. VRDOs are tax exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

     Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. It is contemplated that the Fund will not invest more than a limited amount of its assets in Participating VRDOs.

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to MBIA-CMC the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

     The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase:
MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of MBIA-CMC. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of MBIA-CMC, market conditions warrant.

                             INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and, prior to issuance of any preferred shares, may not be changed without the approval of the holders of a majority of the Fund's outstanding common shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred shares, the following investment restrictions may not be changed without the approval of a majority of the outstanding common shares and of preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately as a class. The Fund may not:

          1. Make investments for the purpose of exercising control or management.

          2. Purchase or sell real estate, commodities or commodity contracts; except that to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          3. Issue senior securities or borrow money except as permitted by
     Section 18 of the 1940 Act.

          4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          5. Make loans to other persons, except that the Fund may purchase Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

          6. Invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees without shareholder approval, provide that the Fund may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than
     (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

          b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

          c. Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

     For purposes of restriction (7), the exception for states, municipalities and their political subdivisions applies only to tax exempt securities issued by such entities.

     Unless otherwise indicated, a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund's investments are limited, however, in order to allow the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interests and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of the Fund to the extent necessary to comply with changes in the Federal tax requirements. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Trustees of the Fund consist of 6 individuals, 4 of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the trustees of investment companies by the 1940 Act.

     BIOGRAPHICAL INFORMATION. Certain biographical and other information relating to the non-interested Trustees of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by MBIA-CMC and its affiliates and other public directorships.

                                                                                         NUMBER OF
                                               TERM OF                                   FUNDS AND
                             POSITION(S)     OFFICE AND                                PORTFOLIOS
                            HELD WITH THE     LENGTH OF      PRINCIPAL OCCUPATION(S)    OVERSEEN IN        PUBLIC
  NAME, ADDRESS* AND AGE        FUND         TIME SERVED     DURING PAST FIVE YEARS     FUND COMPLEX    DIRECTORSHIPS
-------------------------   -------------   --------------   -----------------------    ------------    -------------
Mark Jurish, 44                Trustee      July 21, 2003-   Founder and Chief               3             None
                                                 2004        Executive Officer
                                                             of Larch Lane
                                                             Advisors LLC. Prior
                                                             to forming Larch
                                                             Lane, Mr. Jurish
                                                             was Managing
                                                             Director at Paloma
                                                             Partners, a firm
                                                             that he joined in
                                                             1988.

Ronald A. Nyberg, 50           Trustee      July 21, 2003-   Founding partner,               3            None
                                                 2004        Nyberg and
                                                             Gustafson, a law
                                                             firm specializing
                                                             in Corporate Law,
                                                             Estate Planning and
                                                             Business
                                                             Transactions (2000
                                                             - present).
                                                             Executive Vice
                                                             President, General
                                                             Counsel, and
                                                             Corporate Secretary
                                                             of Van Kampen
                                                             Investments
                                                             (1982-1999).

Jerry S. Rosenbloom, 64        Trustee      July 21, 2003-   Professor of Insurance          3          Harleysville Group, Inc.;
                                                 2004        and Risk Management at                     Century Shares Trust;
                                                             the Wharton School of                      Mutual Risk Management; and
                                                             the University of                          Annuity & Life RE Holdings.
                                                             Pennsylvania and
                                                             Academic Director
                                                             of the Certified
                                                             Employee Benefit
                                                             Specialist (CEBS)
                                                             Program, co-sponsored
                                                             by the Wharton School
                                                             and the International
                                                             Foundation of Employee
                                                             Benefit

Ronald E. Toupin, Jr., 45      Trustee      July 21, 2003-   Vice President,                 3             None
                                                 2004        Managing Director
                                                             and Portfolio

                                                             Manager of Nuveen
                                                             Asset Management
                                                             (1998-1999).
                                                             President and
                                                             Portfolio Manager
                                                             Nuveen Investment
                                                             Advisory
                                                             Corporation and
                                                             Vice President and
                                                             Manager of Nuveen
                                                             Unit Investment
                                                             Trusts (1991 to 1998).


----------

* The address of each non-interested Trustee is 113 King Street, Armonk, New York, 10504.

     Certain biographical and other information relating to the Trustees who are "interested persons" of the Fund as defined in the 1940 Act (the "interested Trustees") is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the Fund complex and public directorships held.



                                                                                          NUMBER OF
                                                TERM OF                                   FUNDS AND
                             POSITION(S)      OFFICE AND                                 PORTFOLIOS
                            HELD WITH THE     LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN IN        PUBLIC
  NAME, ADDRESS* AND AGE        FUND         TIME SERVED      DURING PAST FIVE YEARS     FUND COMPLEX    DIRECTORSHIPS
-------------------------   -------------   --------------   -----------------------    ------------    -------------
Clifford D. Corso, 42          Trustee       July 21, 2003-  President of MBIA-CMC           5
                                                  2004       and Chief Investment
                                                             Officer for MBIA
                                                             Insurance Corporation.

Nicholas Dalmaso, 38           Trustee       July 21, 2003-  Senior Managing Director        3          F&C/Claymore Preferred
                                                  2004       and General Counsel of                     Securities and Income Fund;
                                                             Claymore Securities, Inc.                  Advent Claymore Convertible
                                                             (2001- present).                           Securities and Income Fund;
                                                             Assistant General                          and Flaherty and Crumrine
                                                             Counsel, John                              Claymore Total Return Fund.
                                                             Nuveen & Company
                                                             Inc (1999-2001). Vice
                                                             President and
                                                             Associate General
                                                             Counsel of Van Kampen
                                                             Investments Inc
                                                             (1992-1999).


----------

* The address of each interested trustee is 113 King Street, Armonk, New York, 10504.

     Certain biographical and other information relating to the officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years and the length of time served.



NAME,                      POSITION(S)            TERM OF     PRINCIPAL
ADDRESS* and               HELD WITH              OFFICE AND  OCCUPATION(S)
AGE                        THE FUND               FIRST YEAR  DURING THE
                                                  APPOINTED+  LAST FIVE
                                                              YEARS

--------------             ---------------        ---------   ------------------
Craig L.                   Assistant Vice           2003      Vice President,
Armstrong, 33              President                          MBIA-CMC
                                                              (2003-Present);
                                                              Assistant Vice
                                                              President and Vice
                                                              President, MBIA
                                                              Insurance Corp.
                                                              (1999-2003); Senior
                                                              Analyst, MBIA
                                                              Investment
                                                              Management Corp.
                                                              (1999).

Leonard I.                Assistant                 2003      General Counsel and
Chubinsky, 54             Secretary and                       Secretary, MBIA-CMC.
                          Counsel

Michael R.                Vice President,           2003      Director, MBIA-CMC.
Jacobson, 49              Secretary

Patrick M. Tucci,         Assistant Vice            2003      Assistant Vice
33                        President                           President and a
                                                              Portfolio Manager,
                                                              MBIA-CMC
                                                              (2002-Present);
                                                              Assistant Vice
                                                              President, President
                                                              Salomon Smith Barney
                                                              Global Equities Group
                                                              (2000-2001);
                                                              Assistant Vice
                                                              President Salomon
                                                              Smith Barney
                                                              Municipal Bond
                                                              Group (1995-2000).

Susan A. Voltz,           Vice President           2003       Director and Senior
41                                                            Portfolio Manager of
                                                              MBIA-CMC


*The address of each officer is 113 King Street, Armonk, New York, 10504.
+   Elected by and serves at the pleasure of the Board of Trustees of the Fund.

     In the event that the Fund issues preferred shares, holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees, and the remaining Trustees will be elected by all holders of capital stock, voting as a single class. See "Description of Shares" in the Prospectus.

     The standing committees of the Board of Trustees are the Audit Committee, the Nominating Committee, and the Executive Committee.

     The members of the Audit Committee are Messrs. Jurish, Nyberg, Rosenbloom, and Toupin. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for the Fund and evaluating such accountants' performance, costs and financial stability; (ii) reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management.

     The members of the Nominating Committee are Messrs. Jurish, Nyberg, Rosenbloom, and Toupin. The Nominating Committee is responsible for selecting and nominating "non-interested" (as defined in the 1940 Act) directors of the Fund. The Nominating Committee will consider nominees recommended by the Fund's common shareholders when a vacancy becomes available. Common shareholders who wish to recommend a nominee should send nominations which include biographical data and sets forth the qualifications of the proposed nominee to the Fund's Secretary.

     The members of the Executive Committee are Clifford D. Corso and any one "non-interested" director of the Fund. The Executive Committee is responsible for designating the amount, price and certain other terms of the common shares and any preferred shares to be sold by the Fund.

SHARE OWNERSHIP

     Information relating to each Trustee's share ownership in the Fund and in all registered funds in the family of funds that are overseen by the respective Trustee as of December 31, 2002 is set forth in the chart below.





                                                              AGGREGATE DOLLAR RANGE OF
                                                              EQUITY SECURITIES IN ALL
                                                              REGISTERED INVESTMENT
                                                              COMPANIES OVERSEEN BY DIRECTOR
                        DOLLAR RANGE OF EQUITY                IN FAMILY OF INVESTMENT
 TRUSTEE                SECURITIES IN THE REGISTRANT          COMPANIES
-------------           ----------------------------          --------------------------------
Clifford D. Corso              None                                None
Nicholas Dalmaso               None                                None
Mark Jurish                    None                                None
Ronald A. Nyberg               None                                None
Jerry S. Rosenbloom            None                                None
Ronald E. Toupin, Jr.          None                                None



----------


     As of the date of this Statement of Additional Information, MBIA-CMC owned all of the outstanding common shares of the Fund; none of the Trustees and officers of the Fund owned outstanding shares of the Fund. As of the date of this Statement of Additional Information, none of the non-interested Trustees of the Fund nor any of their immediate family members owned beneficially or of record any securities in MBIA-CMC or the principal underwriters or any person controlling, controlled by or under common control with MBIA-CMC or the principal underwriters.

COMPENSATION OF TRUSTEES

     MBIA-CMC pays all compensation of officers and employees of the Fund as well as the fees of all Trustees of the Fund who are affiliated persons of MBIA Inc. or its subsidiaries as well as such Trustees' actual out-of-pocket expenses relating to attendance at meetings.

     The Fund pays each non-interested Trustee a combined fee for services on the Board and on the committees of $1,000 per quarter. The Fund reimburses each non-interested Trustee for his or her out-of-pocket expenses relating to attendance at Board and committee meetings.

     The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Trustees projected through the end of the Fund's first full fiscal year and the aggregate compensation paid to them from all registered funds in the Fund complex for the calendar year ended December 31, 2002.



                                                    PENSION OR
                                                    RETIREMENT
                                                     BENEFITS       ESTIMATED       AGGREGATE
                                                    ACCRUED AS        ANNUAL      COMPENSATION
                        POSITION    COMPENSATION   PART OF FUND   BENEFITS UPON   FROM FUND AND
NAME OF TRUSTEE         WITH FUND    FROM FUND        EXPENSE       RETIREMENT    FUND COMPLEX
-------------------     ---------   ------------   ------------   -------------   -------------
Mark Jurish              Trustee      $ 4,000         None           None            None
Ronald A. Nyberg         Trustee      $ 4,000
Jerry S. Rosenbloom      Trustee      $ 4,000
Ronald E. Toupin, Jr.    Trustee      $ 4,000



INVESTMENT ADVISORY AGREEMENT

     In determining to approve the Investment Advisory Agreement, the Trustees met with the relevant investment advisory personnel from MBIA-CMC and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See "Management of the Fund" in the Prospectus. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at MBIA-CMC were appropriate to fulfill effectively the duties of MBIA-CMC on behalf of the Fund under the Investment Advisory Agreement. The Trustees also considered the business reputation of MBIA-CMC, its financial resources and professional liability insurance coverage and concluded that it would be able to meet any reasonably foreseeable obligations under the Investment Advisory Agreement.

     The Trustees received information concerning the investment philosophy and investment process to be applied by MBIA-CMC in managing the Fund. In this connection, the Trustees considered MBIA-CMC's in-house research capabilities as well as other resources available to MBIA-CMC's personnel. The Trustees concluded that MBIA-CMC's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

     The Trustees considered the scope of the services provided by MBIA-CMC to the Fund under the Investment Advisory Agreement relative to services provided by third parties to other funds. The Trustees noted that MBIA-CMC's standard of care was comparable to that found in most investment company advisory agreements. See "Management of the Fund-Investment Advisory Agreement" in the Prospectus. The Trustees concluded that the scope of MBIA-CMC's services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

     The Trustees considered the quality of the services to be provided by MBIA-CMC to the Fund. The Trustees also evaluated the procedures of MBIA-CMC designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including its codes of ethics (regulating the personal trading of its officers and employees) (see "--Code of Ethics" below), the procedures by which MBIA-CMC allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of MBIA-CMC in these matters. The Trustees also received information concerning standards of MBIA-CMC with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.

     In approving the Investment Advisory Agreement, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisers of similar municipal bond funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to MBIA-CMC. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. The Trustees concluded that, generally, municipal bond funds require greater intensity of research and trading acumen than more diversified funds.

CODE OF ETHICS

     The Fund's Board of Trustees approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and MBIA-CMC. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Trustees, MBIA-CMC is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

     Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to MBIA-CMC may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by MBIA-CMC under the Investment Advisory Agreement and the expense of MBIA-CMC will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by MBIA-CMC in servicing all of its accounts and such research may or may not be useful to MBIA-CMC in connection with the Fund. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, MBIA-CMC may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by MBIA-CMC to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of MBIA-CMC may indirectly benefit from the provision of these services to MBIA-CMC, and the Fund may indirectly benefit from services provided to MBIA-CMC as a result of transactions for other clients.

     The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

     The Fund also may purchase tax exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which MBIA-CMC or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by MBIA-CMC for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by MBIA-CMC (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

PORTFOLIO TURNOVER

     Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to MBIA-CMC. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for shareholders.

                                      TAXES

FEDERAL INCOME TAX MATTERS

     The following is a description of certain federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

     The Fund intends to elect to be treated and to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company, and to satisfy certain conditions which will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of the Fund, to qualify as "exempt- interest dividends" when distributed to the Fund's shareholders. In order to qualify for tax treatment as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year on its income that it distributes to its shareholders, provided that it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (the excess of the Fund's net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     The Fund intends to qualify to pay "exempt-interest dividends" by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to common shareholders are excluded from gross income for federal income tax purposes, although they are required to be reported on the common shareholders' federal income tax returns. Gain from the sale, exchange or redemption of common shares, however, will be taxable to the common shareholders as capital gain (provided such common shares were held as capital assets) even though the increase in value of such common shares is attributable to tax-exempt interest income. In addition, gain realized by the Fund from the disposition of a tax-exempt municipal obligation that was purchased at a price less than the principal amount of the bond will be taxable to the Fund's shareholders as ordinary income to the extent of accrued market discount. Under the Code, interest on indebtedness incurred or continued to purchase or carry common shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by common shareholders for federal income tax purposes. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax and may have other collateral tax consequences. Different alternative minimum tax rules apply to individuals and to corporations. Among other things, interest on all municipal bonds is taken into account to determine whether a corporation is subject to the alternative minimum tax. Taxpayers that may be subject to the alternative minimum tax should consult their advisors before investing in common shares.

     Distributions by the Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gain realized by the Fund, if any, will be taxable to common shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits, whether received in cash or additional shares. Any net long-term capital gain realized by the Fund and distributed to common shareholders in cash or additional shares will, if properly designated by the Fund, be taxable to common shareholders as long-term capital gain regardless of the length of time investors have owned shares of the Fund. Taxable distributions will not be eligible (i) for the dividends received deduction available to corporate shareholders or (ii) for treatment as "qualified dividend income" in the case of individual shareholders. Distributions by the Fund to common shareholders that do not constitute ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the common shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate dividends paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares for a taxable year will be equal to the portion of total Fund dividends received by such class with respect to such taxable year. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the holders of preferred shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

     If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to common shareholders.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

     Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preferences. To the extent the Fund receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to holders of common shares to the extent that their tax liability is determined under the alternative minimum tax. The Fund will annually supply holders of common shares with reports indicating the amount and nature of all income distributed to them as well as the percentage of Fund income attributable to tax preference items subject to the alternative minimum tax.

     Interest on certain "private activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private activity bonds. Accordingly, investment in the Fund could cause a holder of common shares to be subject to, or result in an increased liability under, the alternative minimum tax.

     Exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by holders of common shares as items of interest excluded from their gross income, each holder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a "substantial user," or a "related person" of a substantial user, of the facilities financed with respect to any of the tax exempt obligations held by the Fund.

     For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings.

     The sale, exchange or redemption of common shares normally will result in capital gain or loss to the common shareholders who hold their common shares as capital assets. Generally, a common shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any loss on the sale, exchange or redemption of common shares that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such common shares and, if not disallowed, such loss shall be treated as long-term capital loss to the extent of any capital gain dividends received by the common shareholder (or amounts credited to the common shareholder as an undistributed capital gain) with respect to such common shares. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net long-term capital gain is taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2008 (after which time the maximum rate will increase to 20%), while short-term capital gain and other ordinary income is taxed at a maximum rate of 35% for taxable years beginning on or before December 31, 2011 (after which time the maximum rate will increase to 39.6%).

Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing common shares cannot be taken into account for purposes of determining gain or loss on the sale, exchange or redemption of such shares within 90 days after their purchase to the extent common shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to a reinvestment right. Any disregarded portion of such charge will result in an increase in the common shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the sales, exchange or redemption of common shares to the extent that the common shareholder purchases other common shares of the Fund (whether through reinvestment of distributions or otherwise) or the common shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to common shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such sale, exchange or redemption. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of 98% of its taxable ordinary income for such year, 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements, and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any year the Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its common shareholders would be taxable to common shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits. Such distributions generally would be eligible (i) for the dividends received deduction available to corporate shareholders or (ii) for treatment as "qualified dividend income" in the case of individual shareholders.

     The Fund is required in certain circumstances to withhold a percentage of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification numbers (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. The backup withholding percentage is 28% for amounts paid through December 31, 2010, and will be 31% thereafter. Backup withholding is not an additional tax, and any amounts withheld may be refunded or credited against the shareholder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury regulations presently in effect as they directly govern the taxation of the Fund and its common shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury regulations. The Code and Treasury regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its common shareholders.

CALIFORNIA TAX MATTERS

     The following description of certain California income tax consequences applicable to resident individual and corporate shareholders acquiring, holding and disposing of common shares of the Fund is based upon the advice of Cooley Godward LLP, special California tax counsel to the Fund. The discussion reflects applicable tax laws of the State of California as of the date of this Prospectus, which laws may be changed or subject to new interpretations by the courts or the Franchise Tax Board of the State of California retroactively or prospectively. The discussion does not address the taxation of shareholders who are not residents of California nor does it discuss any local taxes that may be applicable or the California tax rules applicable to specific investors who may be subject to special treatment in light of their particular facts and circumstances.

     The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will enable it to pay exempt-interest dividends to shareholders, and that it will distribute all interest it receives and capital gains it realizes to the shareholders.

     The Fund will be subject to the California corporate franchise tax only if it has a sufficient nexus with California. If it is subject to the California corporate franchise tax, the Fund does not expect to pay a material amount of such tax.

     If at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is (i) exempt from tax by California under California law, or (ii) exempt under federal law from all state and local taxes (such as United States governmental obligations), then distributions by the Fund that are attributable to interest on any such obligation will not be subject to the California personal income tax. All other distributions, including distributions attributable to capital gains or market discount, will be includable in gross income for purposes of the California personal income tax.

     Interest on indebtedness incurred or continued for the purpose of acquiring or maintaining an investment in the common shares of the Fund will not be deductible for purposes of the California personal income tax.

     All distributions of the Fund, regardless of source, to corporate common shareholders that are subject to the California corporate franchise tax will be included in gross income for purposes of such tax.

     Gain on the sale, exchange, or other disposition of common shares of the Fund will be subject to the California personal income and corporate franchise tax. In addition, any loss realized by a holder of common shares upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the sale of common shares of the Fund within 30 days before or after the acquisition of other Fund shares may be disallowed.

     Common shares of the Fund may be subject to the California estate tax if held by a California decedent at the time of death.

     Holders of common shares of the Fund are advised to consult with their own tax advisors for more detailed information concerning California tax matters.


                        INDEPENDENT AUDITORS AND EXPERTS


     PricewaterhouseCoopers LLP, independent auditors, have audited the statement of assets and liabilities of the Fund as of _______, 2003 which is included in this Statement of Additional Information and the Registration Statement. The statement of assets and liabilities is included in reliance upon their report, which is also included in this Statement of Additional Information and in the Registration Statement, given on their authority as experts in accounting and auditing.


                             ADDITIONAL INFORMATION


     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the SEC. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE.

     Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to the common shares filed by the Fund with the SEC in Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         REPORT OF INDEPENDENT AUDITORS

                                [To be provided]

                      [Financial Statements to be provided]

                                   APPENDIX A

                   ECONOMIC AND OTHER CONDITIONS IN CALIFORNIA


     The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.


GENERAL ECONOMIC CONDITIONS


     The economy of the State of California (referred to herein as the "State" or "California"), the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. Employment grew by about 79,000 jobs between January 2002 and May 2002 as the State began to recover. The recovery then stalled, however, and since then, the economy has been sluggish, with unemployment varying narrowly between 6.6 percent and 6.9 percent and employment falling by about 38,000 between May 2002 and April 2003.


     California's July 1, 2002 population of over 35 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State's population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State's population with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State's population with a population of over 7.0 million.


     The California economy has tracked the national economy quite closely in the last year. Both economies have been sluggish. From April 2002 to April 2003, nonfarm payroll employment fell by 0.1 percent in the State and 0.3 percent in the nation. Over that year, state unemployment varied narrowly, never exceeding
6.9 percent or falling below 6.6 percent. The national unemployment rate also was steady but averaged about 0.9 percentage points below the State rate. In addition, homebuilding was strong in both the State and the nation, as were housing markets.

     Economic output appears to be growing in both the nation and California. Inflation-adjusted Gross Domestic Product has grown for six consecutive quarters. Statistics on Gross State Product are not as timely as those on (national) Gross Domestic Product, but the U.S. Commerce Department recently estimated that total wages and salaries of California workers, including bonuses and employee stock option income, grew by 2.1 percent from the fourth quarter of 2001 to the fourth quarter of 2002. (From the fourth quarter of 2000 to the fourth quarter of 2001, they fell by 1.6 percent.) In addition, personal state income tax withholdings were up 4.0 percent in the first four months of 2003 from a year earlier. State sales tax revenues also increased over that period.

     The State's travel and tourism industry was recently set back by the war in Iraq and the SARS epidemic. The already-struggling air travel industry was particularly hit hard as travelers worried about being infected by SARS or being a victim of a terrorist attack on an airplane. With its heavy reliance on Asian visitors, San Francisco's tourism industry was especially affected. Small businesses in California's Asian communities have also been hurt. The effects of the war and SARS might well be temporary, however. Travel and tourism appear to have rebounded somewhat with the cessation of major military operations and the ebbing of the SARS epidemic in most affected countries.

     Low mortgage rates stock market uncertainty kept residential real estate markets strong in the first quarter of 2003. The median price of existing homes sold in the State hit a new record high of $352,780 in March, up more than 15 percent from a year earlier. Sales were off a bit--down 3.2 percent in March and
3.5 percent for the entire first quarter--but still at high levels. However, some expensive real estate markets--Santa Barbara, Santa Clara, and

Santa Cruz Counties and the San Francisco metropolitan area--saw sharp drops in sales in March from year-earlier levels.

     While few jobs are currently being created in the State, growing wages and salaries and personal income tax withholdings suggest that economic output is increasing. Job growth may remain slow for the rest of 2003 before picking up in 2004. Some industries still have too much capacity, dampening prospects for a strong recovery in the near-term. Moreover, if productivity continues to grow as quickly as in the last year, improvement in the labor markets will likely come first in the form of fewer layoffs and longer workweeks for employed workers. Actual employment gains will trail behind, and declines in the unemployment rate will come even later.

     Many businesses have cut costs aggressively in the last two years, and a growing number are showing profits. When demand picks up in the economy, profits should grow quickly, and that should lead to more capital spending. In addition, the new federal income tax cuts, signed by the President on May 28, 2003, should stimulate the State economy in the second half of 2003. Furthermore, it is expected that California will continue to track the national economy.

     California has experienced a dramatic decline in State revenues attributable in large part to declines in personal income tax receipts, principally due to reduced stock market-related income tax revenues, such as capital gains realizations and stock option income (the State derives a large share of its revenue from a sharply progressive personal income tax). The State estimates that stock market-related personal income tax revenue declined from $17.6 billion in fiscal year 2000-01 to $8.6 billion in fiscal year 2001-02, and to $5.2 billion in 2002-03, a total decline of 70 percent. The severe drop in revenues was the principal cause of an $11.1 billion reduction in the fund balance of the State's General Fund (revenues received by the State Treasury and earnings from investments of State monies not attributable to any other funds) from June 30, 2001 to June 30, 2002. Through the first quarter of 2003, the State's overall economy was stagnant, with slow growth projected for the balance of 2003 and moderate growth in 2004.


PRIOR FISCAL YEARS' FINANCIAL RESULTS

     The combination of resurging exports, a strong stock market, and a sharp-growing economy in 1999 and early 2000 resulted in strong growth in General Fund revenues during fiscal year 1999-2000. Since early 2001 the State has faced severe financial challenges, which may continue for several years.


     2001-2002 FISCAL YEAR BUDGET. The Governor signed the 2001 Budget Act on July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. It was expected that this could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties (a special fund established to protect the State from unforeseen revenue reduction and/or unanticipated expenditure increases) of $2.6 billion, as of June 30, 2002, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources ("DWR") for power purchases would be repaid with interest. (See "Repayment of Energy Loans" below).

     Within a few months of the start of the 2001-02 fiscal year, the Administration recognized that economic growth and stock market levels were not meeting projections, and that revenues were falling below projections. Accordingly, the Governor imposed an immediate spending freeze for many State agencies in November 2001, and the Legislature approved spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002. Despite these steps, the State ended the fiscal year in a substantial deficit.

     The final estimate of fiscal year 2001-02 revenues and expenditures, included in the 2003-04 Governor's Budget in January 2003, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

CURRENT STATE BUDGET AND FINANCES

     FISCAL YEAR 2002-2003 BUDGET. The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes. However, within a few months after the 2002 Budget Act was adopted, it became evident that economic growth, which had been expected to accelerate in the second half of 2002 and into 2003, was instead remaining stagnant, with net job losses statewide. As a result, revenue projections for the 2002-03 fiscal year were substantially overstated. In mid-November 2002, the Legislative Analyst issued a report indicating that, absent corrective actions, the General Fund would have a budget deficit of about $6.1 billion by the end of the 2002-03 fiscal year (compared to the $1 billion reserve balance predicted in the 2002 Budget Act) and a cumulative budget deficit of over $21 billion by the end of the 2003-04 fiscal year. Furthermore, even given accelerating economic growth in 2003 and beyond (which is not assured) there would continue to be a substantial deficit between revenues and expenditures. The deficit could potentially range from $12-16 billion annually, through at least fiscal year 2007-08, unless corrective actions were taken.

     FISCAL YEAR 2003-2004 BUDGET. The 2003-04 Governor's Budget, as proposed on January 10, 2003, projected a shortfall or "gap" on a budgetary basis of $34.6 billion over the combined 2002-03 and 2003-04 fiscal years, absent corrective action. The 2003-04 Governor's Budget called for budget actions totaling over $10.2 billion early in calendar year 2003 in order to achieve maximum savings. This total included $5.5 billion for fiscal year 2002-03. In March and April, 2003, the Legislature passed revised budget adjustment legislation totaling about $6.9 billion in spending reductions, deferrals and funding transfers (including $3.3 billion for fiscal year 2002-03 and $3.6 billion for fiscal year 2003-04.) The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) is for K-12 education funding. The totals reflect the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the Public Employees' Retirement System.

     The Governor released the May Revision to the 2003-04 Governor's Budget on May 14, 2003 (the "May Revision"). The May Revision projected that while some corrective action was taken in March and April 2003, the pre-corrective action budget gap has increased to about $38.2 billion, primarily due to the cancellation of the sale of a tobacco securitization bond, lost opportunities for savings with the passage of time, and increased caseload in certain health and correctional programs. (See "Tobacco Settlement" below). The budget proposals in the May Revision were significantly changed from the original Governor's Budget. In summary, in the May Revision, the Governor proposed to address the budget challenge in three phases: (1) eliminate an estimated $10.7 billion budget deficit accumulated through June 30, 2003, by issuing bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the fiscal year 2003-04 budget with a combination of expenditure cuts (some already approved by the Legislature in March and April), fund transfers and loans, and transfer ("realignment") of certain health and social services programs from the State to counties, and (3) pursue legislative action during the balance of the 2003 Legislative session to enact structural reforms that would eliminate an estimated $7.9 billion structural deficit for the 2004-05 fiscal year. Complete text of the Proposed 2003-2004 Governor's Budget may generally be obtained upon request to the State Department of Finance or at the website of the State Department of Finance, www.dof.ca.gov, under the heading "California Budget."


FUTURE BUDGETS

     It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.


DEBT/CASH FLOW

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. During the 2003-2004 fiscal year, the State retired $7.5 billion of short-term obligations issued near the end of the preceding fiscal year and issued $12.5 billion of revenue anticipation notes maturing in June 2003. The

State's cash flow projections released in January 2003 indicated that the revenue anticipation notes, maturing in June 2003, could be repaid without rollover borrowings, but this assumed the Legislature would approve the full amount of the immediate budget reductions requested in the 2003-04 Governor's Budget. Because those actions were delayed and ultimately adopted in lower amounts, and because the $2 billion sale of tobacco settlement securitization bonds was canceled, it became evident that additional cash flow borrowing would be required in June 2003. (See "Tobacco Settlement" below).

     The State Controller has announced that he plans to issue "revenue anticipation warrants" ("RAWs"), a form of cash flow borrowing, in mid-June 2003 in the amount of $11 billion. This borrowing will provide cash resources necessary to pay the State's obligations in June 2003 (including the maturing $12.5 billion of revenue anticipation notes) and during the summer of 2003, after the start of the fiscal year that begins on July 1, 2003. The May Revision projects that, absent the receipt of the $11 billion RAWs proceeds, the State would have a cash shortfall of about $2.5 billion on June 30, 2003.

REPAYMENT OF ENERGY LOANS

     The Department of Water Resources of the State ("DWR") borrowed money from the General Fund of the State for DWR's power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds in several series. In the fall of 2002, it used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion, plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

     The loans from the General Fund and the banks and commercial lenders financed DWR's 2001 power supply program costs that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers.

     The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

TOBACCO SETTLEMENT

     In 1998, the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045. Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

     The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

     During fiscal year 2001-02, the General Fund received $478 million in settlement payments. Of that amount, $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain health care costs. The May Revision forecasts payments to the State totaling $474 million and $174 million in 2002-03 and 2003-04, respectively, which will be deposited in a special fund to pay certain healthcare costs.

     Chapter 414, Statutes of 2002, allows the issuance of revenue bonds secured by the Tobacco Settlement revenues received by the State beginning in the 2003-04 fiscal year to generate $4.5 billion for the General Fund during the 2002-03 fiscal year. An initial sale producing $2.5 billion in revenue was completed in January 2003. The second part of the sale, originally scheduled in April 2003, has been cancelled because of uncertainties in the market for the bonds.


RATINGS

     Currently, the following ratings for the State of California general obligation bonds have been received from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"):

                         FITCH      MOODY'S      S&P
                           A          A2          A


     Fitch. In December 2002, Fitch lowered California's general obligations bonds to A from AA and maintained a negative rating watch for the State. Fitch cited the State's financial pressure since 2001, which reflects the recessionary conditions and an unprecedented drop in personal income tax receipts due to a precipitous decline in capital gains, bonuses, options, etc. Fitch expected the effects of the economy and the sharply reduced capital gains tax base to continue into 2003-04.

     Moody's. In May 2001, Moody's lowered the rating on California's general obligations bonds to AA3 from AA2. The downgrade reflected increasing financial risks associated with the continuing energy crisis, as well as those related to trends in the broader U.S. and California economies, and an expected deterioration in revenue forecasts. In November 2001, Moody's lowered the GO bond ratings to A1 from AA3, citing the expectation that the State's General Fund budget and liquidity position will weaken substantially over the next eighteen months, in light of the weakness in the technology sector of the State's economy, greatly reduced State revenue projections and the likelihood that the State would have great difficulty reaching consensus on the necessary fiscal adjustments during its upcoming budget session. In February 2003, Moody's lowered California's general obligation bond rating to A2 (with a stable outlook) from A1, citing the expectation that California will be unable to sufficiently address the 2003-04 fiscal year imbalance between the state's revenues and expenditures - given the inherent obstacles to reaching consensus on solutions to the problem. Moody's also anticipated the deficit to continue beyond the 2003-04 fiscal year, baring a stronger than anticipated state and national economic recovery.

     In assigning an A2 rating of the to the State's general obligation bonds, in conjunction with the upcoming $1.7 billion fixed rate various purpose general obligation bond sale, Moody's revised its outlook on the state's long-term bonds from stable to negative. The revised outlook reflects the magnitude of the budget deficit and the politically polarized nature of the current legislative debate. Moody's noted that reaching consensus on a final budget could further be complicated by the gubernatorial recall effort that appears to be gaining momentum.

     Standard & Poor's. In April 2001, Standard & Poor's lowered the rating on the State's GO bonds to A+ from AA. The downgrade reflected the mounting and uncertain cost to the State of the electrical power crisis, and its likely long-term detrimental effect on the State's economy. In December 2002, Standard & Poor's lowered its rating on California's GO bonds to A from A+. Standard & Poor's cited the announcement of a projected general fund budget gap of $34.8 billion for FY 2004, which includes a sharply higher General Fund deficit of $10.4 billion for fiscal year 2003.

     Standard & Poor's announced in July 2003 that it was putting the State's A rating on CreditWatch with negative implications. State Treasurer Angelides responded to the S&P announcement by saying that it was "an unfortunate reaffirmation that the ongoing recall effort and the State's budget stalemate are damaging the State's financial standing..."


     These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant. The most recent rating information may be obtained from the rating agency furnishing such ratings or at the website of the Treasurer of the State, www.treasurer.ca.gov, under the heading "Credit Ratings."

LOCAL GOVERNMENTS

     The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities and have been required to maintain many services.


     EDUCATION FUNDING. To make up some of the loss of property tax moneys after the passage of Proposition 13, the State provided aid to local governments from the General Fund, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services. The 2002 Budget Act expands such transfers to temporarily include community redevelopment agencies, which were not included in the original transfers. These agencies will have to pay $75 million to schools in 2002-03. The May Revision proposes to increase this payment to $250 million in 2003-04, with the amount increasing over time until schools receive the amount of property taxes that would have been received in the absence of redevelopment, estimated at approximately $1.25 billion.

     PUBLIC SAFETY. The 2002 Budget Act and related legislation continue to provide significant assistance to local governments, including $308 million for various local public safety programs. This amount includes $116.3 million for the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, $116.3 million for county juvenile justice and crime prevention programs, $18.5 million for local law enforcement technology grants, $18.5 million for 37 specified small and rural county sheriffs' departments, and $38.2 million for reimbursement of jail booking fees. The May Revision proposes to continue funding at these levels for COPS, juvenile justice, rural law enforcement, and local law enforcement technology grants as well as to provide $40.15 million for open space subvention reimbursements to cities and counties, for a total of $310 million for local public safety programs in 2003-04.

     TAX RELATED CONSTITUTIONAL AND STATUTORY LIMITATIONS. On November 5, 1996 voters approved Proposition 218 called the "Right to Vote on Taxes Act" which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.

     The voters of California adopted a statutory initiative ("Proposition 62") at the November 4, 1986 election, which added Sections 53720 to 53730 to the Government Code of the State, and requires that the voters approve all

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new local taxes. Several courts have held that Proposition 62 does not apply to charter cities, but does apply to other local government entities such as non-charter cities, counties and school districts. However, Proposition 218, as a constitutional amendment, is applicable to charter cities and supersedes many of the provisions of Proposition 62.


     On June 4, 2001, in HOWARD JARVIS TAXPAYERS ASSOCIATION V. CITY OF LA HABRA, the California Supreme Court held that a local governmental entity's continued imposition and collection of a tax subject to the requirements of Proposition 62, without voter approval, was a continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again. Various California local governments may be subject to challenge under the La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the City of La Habra decision.


     WELFARE. The State welfare system was changed in response to 1996 federal welfare reform. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement welfare-to-work programs and to administer many of its elements, with costs for administrative and support services capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified welfare-to-work outcomes. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs. Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2003-04 CalWORKs caseload is projected to be 466,000, down from 480,000 cases in 2002-03. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95.

     COURTS. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from the counties in 2002-03 and 2003-04.

CONSTITUTIONAL AND STATUTORY LIMITATIONS; FUTURE INITIATIVES

     Over the years, a number of laws and constitutional amendments have been enacted, often from voter initiatives, which restrict the use of State General Fund or special fund revenues or otherwise limit the Legislature and Governor's discretion in enacting budgets.

     CONSTITUTIONAL AMENDMENTS. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value, an assessment practice utilized by other county assessors in the State, has been legally challenged under Article XIII A. (See "Pending Litigation" below).


     Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of

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living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

     Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Fund cannot predict the impact of this or related legislation on the bonds in the Fund's portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such programs by raising taxes.


     A proposed amendment to the State Constitution ("ACA 11") will appear on the March 2004 ballot, and would require the annual transfer of a portion of General Fund revenues to the Twenty-First Century Infrastructure Investment Fund to fund State and local infrastructure projects. Under the proposed amendment, beginning in 2006-07, one percent of General Fund revenues would be transferred to the fund, if General Fund revenues meet specified levels. This transfer could increase annually until it reaches a maximum of three percent by 2013-14. The proposal contains specific triggers that protect the General Fund when certain inflation-adjusted revenue levels are not met. The proposal also contains provisions that limit the transfer amount based on debt service or qualified education spending relative to revenue growth.

     While ACA 11 could result in significant transfers of General Fund revenues to the Twenty-First Century Infrastructure Investment Fund, it is unlikely that the necessary conditions will be met for several years (i.e., General Fund revenues grow by four percent after adjusting for inflation). The yearly increase also would likely be delayed most years with the result that transfers would not reach the three percent level by 2013-14. Based on revenue projections in the May Revision and a yearly inflation rate of 2.9 percent, the first transfer would be approximately $1 billion in 2010-11 and would not grow for many years. One aspect of this proposed amendment would be to automatically set aside a portion of one-time revenue windfalls for one-time infrastructure expenditures.

     STATUTORY LIMITATIONS. At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by two-thirds vote of both houses and with the Governor's concurrence, to suspend the K-12 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-12 schools. Increased total revenues in the 1994-1995 through 2002-2003 fiscal years, along with policy decisions to increase K-12 appropriations have resulted in significant increases in Proposition 98 appropriations for those years. The State's emphasis on improving education resources has resulted in estimated K-12 spending of $6,638 and $6,869 per-pupil in fiscal years 2002-03 and 2003-04, respectively. These amounts are 52 percent and 57 percent above the 1994-95 level ($4,351 per pupil).


     At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the proposition is not expected to have any adverse impact on the State's cash flow.


     On November 7, 2000, voters approved Proposition 39 called the "Smaller Classes, Safer Schools and Financial Accountability Act" (the "Smaller Classes Act"). Effective upon its passage, the Smaller Classes Act allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under Section 18 of Article XVI of the California Constitution. The reduced 55 percent voter requirement applies only to schools and community college districts.

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     An initiative statute, called the "After School Education and Safety
Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before- and after-school programs in the State's public elementary and middle schools. Beginning with the 2004-05 fiscal year and in the first year that non-Proposition 98 appropriations exceed the base level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount above the trigger level. (The initiative defines the base level as the fiscal year during the period July 1, 2000, through June 30, 2004, for which the State's non-guaranteed General Fund appropriations are the highest as compared to any other fiscal year during that period. Using May 2003 data, the 2000-01 fiscal year is the base year.) Since non-Proposition 98 General Fund appropriations proposed in the May Revision are $3.95 billion below the "trigger" amount, the initiative is unlikely to require implementation of the funding increase for several years. By comparison, the May Revision includes about $121.6 million for these programs, $428.4 million below the amount that the initiative would require if the full funding increase were in effect.

     FUTURE INITIATIVES. From time to time, initiative measures could be adopted that could affect revenues of the State or public agencies within the State.


PENDING LITIGATION

     The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State as disclosed by the State are described below. The following information is not intended to be comprehensive and does not include all of the litigation pending against the State that would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be found at the website of the California State Treasurer's Office, www.treasurer.ca.gov, under the heading "Bond Information."


     APPROPRIATIONS CHALLENGE. HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL. V. KATHLEEN CONNELL (CA Supreme Court) involves a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. The trial court issued a preliminary injunction that, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. Following an appeal, the Court of Appeal upheld the Controller's authority to make payments pursuant to continuing appropriations in absence of a State budget. Thus, the Controller may make payments of principal and interest on State bonds, provided there is a continuing appropriation for such bonds. The Supreme Court granted the Controller's Petition for Review on a procedural issue unrelated to continuing appropriations. On May 1, 2003, the Supreme Court ordered that the Court of Appeal's decision upholding the Controller's authority to make payments pursuant to continuing appropriations during any period when enactment of the annual budget act is delayed past June 30, be published, thus providing valid legal precedent on this issue. Pursuant to the rules of court, the Supreme Court decision became final on June 2, 2003.

     ACTIONS SEEKING FLOOD RELATED DAMAGES. In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHON V. STATE (Sacramento County Superior Court), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. A trial date has been scheduled for December 1, 2003. The State is vigorously defending the action.

     The State is a defendant in PATERNO V. STATE OF CALIFORNIA (Third Appellate District), a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. The Court ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District 784. Plaintiffs have appealed and briefing is completed.

     TAX REFUND CASES. The State is involved in the appeal of two refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., and CIGARETTES CHEAPER!, ET AL. V. BOARD OF EQUALIZATION, ET AL., which have been consolidated for appeal as MCLANE/SUNEAST, ET AL. V. BOARD OF EQUALIZATION, ET AL. (Court of Appeal, Fourth Appellate District, Division 1), that challenge the constitutionality of Proposition 10, which established the Children and Families Commission ("CFC") and local county commissions and increased the

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excise tax on tobacco products for the purpose of funding early childhood development programs through the CFC and local commissions. Plaintiffs contend Proposition 10 is unconstitutional under various provisions of the California Constitution, levies an impermissible double tax on certain tobacco products, and violates numerous other provisions of law. This appeal follows judgment in favor of all defendants as to all counts. There is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved. Oral argument was heard on May 12, 2003.

     Five pending cases challenge, as a violation of the due process and commerce clauses of the United States Constitution, the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD is pending in Alameda County Superior Court and TOYS "R" US, INC. V. FRANCHISE TAX BOARD is pending in Sacramento County Superior Court. The other three cases are MICROSOFT CORPORATION V. FRANCHISE TAX BOARD, GENERAL MOTORS CORPORATION V. FRANCHISE TAX BOARD, and MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD. The trial court in GENERAL MOTORS ruled in favor of the Franchise Tax Board on this issue, and the plaintiffs have appealed that decision. The trial court in THE LIMITED STORES, INC. also ruled in favor of the Franchise Tax Board on April 11, 2003. The plaintiffs intend to appeal that decision. The trial in TOYS "R" US, INC. was completed May 6, 2003. Post-trial briefing is underway. The trial in MICROSOFT CORPORATION is currently underway in the San Francisco County Superior Court. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million. The State is vigorously litigating these cases.

     In EISENHOWER MEDICAL CENTER, ET AL. V. STATE BOARD OF EQUALIZATION (San Francisco Superior Court), 117 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of the Revenue and Tax Code, and thus are exempt from sales and use taxes. The trial court ruled in favor of the State Board of Equalization ("SBE") and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of enteral feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of approximately $10 million. Should the plaintiffs ultimately prevail on all contested issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

     In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET AL., REAL PARTIES IN INTEREST, (Orange County Superior Court), the trial court determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. Plaintiffs have obtained certification of their action as a class action. The court has not yet rendered a judgment adopting its determination, but a judgment is expected in the near future. This anticipated judgment will bind only the County of Orange and its assessor's office. However, the effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State General Fund component of the financing guarantee to public schools established by Proposition 98 in an amount in excess of several billion dollars.

     TOBACCO SETTLEMENT REVENUES CHALLENGES. In FORCES ACTION PROJECT ET AL. V. STATE OF CALIFORNIA ET AL. (U.S. Court of Appeals for the Ninth Circuit), various smokers' rights groups challenge the 1998 Master Settlement Agreement (the "MSA") as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. The federal district court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue, and also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. The 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims, and following remand, and again following a petition for rehearing, affirmed the district court's denial of plaintiffs' motion for leave to amend their complaint. It is not yet known whether the plaintiffs will seek review by the Supreme Court.

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     In GRAND RIVER ENTERPRISES SIX NATIONS, LTD., ET AL. V. LOCKYER ET AL.
(U.S. District Court, S.D. New York), six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the States' escrow statutes, which require tobacco product manufacturers that did not participate in the MSA and certain other tobacco product manufacturers to pay money into escrow accounts and (2) several states' complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. Plaintiffs claim that these statutes violate the 1st and 14th amendments of the United State Constitution, as well as the commerce clause, and federal antitrust laws. They seek a permanent injunction against implementation and enforcement of these statutes. "Diligent enforcement" of the escrow deposit statute protects the State from reductions in MSA payments from participating manufacturers who lose market share to nonparticipating manufacturers. The Attorneys General of 30 of the states, including California, are coordinating the defense of this case through the National Association of Attorneys General Tobacco Project. The participating Attorneys General moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and, alternatively, for failure to state a claim on which relief can be granted. Oral argument was heard on March 13, 2003. The matter has been taken under submission.

     ENVIRONMENTAL CLEANUP. In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled IN THE MATTER OF: LEVIATHAN MINE, ALPINE COUNTY, CALIFORNIA, REGIONAL WATER QUALITY CONTROL BOARD, LAHONTAN REGION, STATE OF CALIFORNIA (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party though the Lahontan Regional Water Quality Control Board ("Board"), which is the State entity responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control), but litigation on these claims has been tolled by agreement of the parties until at least October, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

     ENERGY-RELATED MATTERS. In PEOPLE V. ACN ENERGY, INC., ET AL. (Sacramento County Superior Court), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts". In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts". Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

     In PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA (Sacramento County Superior Court), PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ("AB 1890") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint seeks damages in an amount to be proven, but in an administrative proceeding before the Government Claims Board, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. In January 2002, the court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. Plaintiffs have filed a notice of appeal in this matter.

     In a government claim filed on February 21, 2003, with the Government Claims Board, Allegheny Energy Supply Company, LLC ("Allegheny") and Allegheny Trading Finance Company ("ATFC") seek recovery from the State of California and various State departments and agencies in an amount exceeding $5 billion. The government claim arises out of a contract entered into between the California Department of Water Resources ("DWR") and Allegheny, which Allegheny subsequently assigned to ATFC. Claimants allege that challenges filed with the Federal Energy Regulatory Commission ("FERC") by the California Electricity Oversight Board and the California Public Utilities Commission, seeking to have the contract reformed or abrogated under the Federal Power Act, constitute a breach of the contract by DWR. Claimants also allege that those FERC actions, and other public statements and actions by State and DWR employees and agents pertaining to attempts by the State and DWR to renegotiate the contract, caused Allegheny to be unable to securitize future payments under the contract, and otherwise caused Allegheny's credit rating, and the credit rating of Allegheny's parent company, Allegheny Energy, Inc., to be reduced. Claimants' specific claims are for breach of contract, tortious interference in prospective business advantage, conspiracy to tortiously interfere in prospective business advantage, fraud and negligent misrepresentation. The Government Claims Board rejected the contract claims as complex, and returned the tort claims as untimely filed. In a related proceeding, DWR filed a complaint in Sacramento Superior Court against Allegheny on January 29, 2003, seeking declaratory relief that the contract is void.

     ESCHEATED PROPERTY CLAIMS. In five pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): FONG V. CONNELL (Court of Appeal, Third District); HARRIS V. CONNELL (Court of Appeal, Second District); LUSBY- TAYLOR V. CONNELL (U.S. Court of Appeals for the Ninth Circuit); ORFIELD V. CONNELL (Los Angeles County Superior Court); and SUEVER V. CONNELL (United States District Court, Northern District). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which the FONG plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases, except FONG, are styled as class actions, though in LUSBY-TAYLOR and HARRIS, that issue was not determined prior to the trial court decisions that are being appealed. In FONG, the trial court denied plaintiffs' request for leave to amend their complaint to add class allegations, but the issue has been raised on appeal. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in FONG, HARRIS and LUSBY-TAYLOR. Both SUEVER and ORFIELD are in the early stages of litigation in the trial court. The State is vigorously defending all of these actions.

     ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS. In GAIL MARIE HARRINGTON-WISELY, ET AL. V. STATE OF CALIFORNIA, ET AL., (Los Angeles County Superior Court), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body-imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

     ACTIONS SEEKING PROGRAM MODIFICATIONS. In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

     In WILLIAMS, ET AL., V. STATE OF CALIFORNIA, ET AL., (San Francisco County Superior Court), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system. The State is vigorously defending this action. Trial is set for August 2004.

     In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., (United States District Court, Central District), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

     The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

     In CHARLES DAVIS, ET AL. V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, ET AL., (United States District Court, Northern District), the plaintiffs brought a class action under a number of federal acts, including the ADA, seeking declaratory and injunctive relief. Plaintiffs allege that disabled persons institutionalized at San Francisco's Laguna Honda Hospital, a 1,200 bed skilled nursing facility, who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care.

     In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., (United States District Court, Northern District), the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons.

     In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES (Alameda County Superior Court), a consortium of state and national law firms and public interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants because they needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

                                   APPENDIX B

                           RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

Aaa          Bonds which are rated Aaa are judged to be of the best quality.
             They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

     Short term Notes: The three ratings of Moody's for short term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S"), MUNICIPAL DEBT RATINGS

     A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation;

     III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB          An obligation rated "BBB" exhibits adequate protection parameters.
             However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

             Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."


A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

     --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

     --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF FITCH RATINGS' ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "F-1+."

A            Bonds considered to be investment grade and of high credit quality.
             The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR           Indicates that Fitch does not rate the specific issue.

Conditional  A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended    A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn    A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert   Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered.
             FitchAlert is relatively short term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SHORT TERM RATINGS

     Fitch's short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium term notes, and municipal and investment notes.

     The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX C

                       TAXABLE EQUIVALENT YIELDS FOR 2003


         TAXABLE INCOME(1)                                                A TAX EXEMPT YIELD OF
-------------------------------------                  -----------------------------------------------------------
                                                          2003
                                        2003 FEDERAL   CALIFORNIA
                                          MARGINAL      MARGINAL
SINGLE RETURN         JOINT RETURN      TAX BRACKET    TAX BRACKET   5.00%   5.50%   6.00%   6.50%   7.00%   7.50%
-----------------   -----------------   ------------   -----------   -----   -----   -----   -----   -----   -----
                                                                             IS EQUAL TO A TAXABLE YIELD OF
$22,100-$53,500     $36,900-$89,150        25.0%         8.00%      7.44%    8.19%   8.93%   9.68%   10.42%  11.17%
$53,501-$115,000    $89,151-$140,000       28.0%         9.30%      7.55%    8.31%   9.06%   9.82%   10.57%  11.33%
$115,001-$250,000   $140,001-$250,000      33.0%         9.30%      7.88%    8.66%   9.45%  10.24%   11.03%  11.81%
Over $250,000       Over $250,000          35.0%         9.30%      8.48%    9.33%  10.18%  11.03%   11.87%  12.72%


----------

(1) An investor's marginal tax rate may exceed the rates shown in the above table due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For investors who pay Federal alternative minimum tax, tax-free yields may be equivalent to lower taxable yields than those shown above. Shareholders subject to income taxation by states other than California will realize a lower after-tax return than California shareholders. This table is a combination of the Federal and California taxable income brackets, which are adjusted annually for inflation. The California taxable yields set forth in the above table presume that taxpayers in each Federal tax bracket are in the highest California tax bracket corresponding to that Federal bracket. The tax rates shown above do not apply to corporate taxpayers subject to the California corporate franchise tax. The tax characteristics of the Fund are described more fully elsewhere in this prospectus. Consult your tax adviser for further details. This chart is for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.

                                         Appendix D


Anticipated Credit Quality*

National       AA
California     A+
New York       A+

Anticipated Duration (Unhedged)*

National       10-12 years

California     10-12 years

New York       10-12 years


* Data is as of 6/30/03 and is subject to change based on current market conditions at the time at which Funds are invested.

Historical Benchmark Return and Standard Deviation 12/31/92 through 12/31/02

Asset                  Average Annual          Standard
Class                 After-Tax Return        Deviation

Municipal Bonds          6.90%                  4.38%
Government Bonds         4.76%                  4.25%
U.S. Stocks              6.55%                 15.43%

Source: Bloomberg

For purposes of this illustration, standard deviation measures the degree to which the annualized monthly returns of the stated asset classes varied over the stated period. A higher number represents greater volatility and a lower number represents less volatility. Average annual after-tax returns represent annual returns after the effect of Federal taxes in the 38.6% bracket (the highest marginal rate during the periods shown). Past performance and standard deviation are not indicative of future results and are not reflective of any actual investment product.

Municipal Bonds are represented by the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds issued after 12/31/90 that are rated "Baa" or better by Moody's, have at least one year left to maturity and an outstanding par value equal or greater than $5 million. Return includes income and price appreciation.

Government bonds are represented by the Lehman Brothers Government Bond Index, an unmanaged index that includes all public obligations of the U.S. Treasury, all public debt issuance by U.S. government agencies and quasi-federal corporations and U.S. government-guaranteed debt with the exception of foreign-targeted issues. Return includes income and price appreciation.

U.S. stocks are represented by the S&P 500, a capitalization-weighted index of 500 widely-held stocks designed to measure the performance of the broad domestic economy. Return assumes dividend reinvestment and price appreciation.

Municipal bonds and Government bonds, unlike stocks, offer a fixed principal value and a fixed rate of return. The timely payment of principal and interest on Government bonds is backed by the full faith and credit of the U.S. government. Municipal bonds and stocks are not guaranteed by the U.S. government. An investment in stocks has historically been more volatile than a traditional fixed-income investment. Stocks are subject to additional risks such as the possible deterioration of the business or financial condition of the underlying issues and the risks of the stock market in general.

It is not possible to invest directly in any of these indices. Past performance of these indices is not indicative of future performance of the Funds proposed herein.

10-Year Tax-Exempt Municipal Yields vs.
10-Year U.S. Treasury Yields 12/31/92 through 5/30/03


DATE               RATIO
12/31/1992          0.777745
03/31/1993          0.846614
06/30/1993          0.813712
09/30/1993           0.81754
12/31/1993          0.750777
03/31/1994          0.794004
06/30/1994          0.744536
09/30/1994          0.723399
12/30/1994          0.735106
03/31/1995          0.729572
06/30/1995          0.814122
09/29/1995          0.784536
12/29/1995          0.825556
03/29/1996          0.790264
06/28/1996          0.759946
09/30/1996          0.745935
12/31/1996          0.747897
03/31/1997          0.746052
06/30/1997          0.746154
09/30/1997          0.745535
12/31/1997          0.757576
03/31/1998          0.787053
06/30/1998           0.80426
09/30/1998          0.911765
12/31/1998            0.8821
03/31/1999          0.820298
06/30/1999           0.83045
09/30/1999          0.838863
12/31/1999          0.787023
03/31/2000          0.836109
06/30/2000           0.82905
09/29/2000          0.830748
12/29/2000          0.854851
03/30/2001          0.864348
06/29/2001           0.81116
09/28/2001          0.880558
12/31/2001          0.879034
03/28/2002          0.833951
06/28/2002          0.835591
09/30/2002          0.920467
12/31/2002          0.925052
03/31/2003          0.955766
05/30/2003          0.919881
                    ---------
            MEAN    0.814766

Source: Municipal Market Data (MMD)

Past performance is not indicative of future performance. The chart represents the ratio between tax-exempt 10-year municipal yields and 10-year U.S. Treasury yields. Tax-exempt 10-year municipal yields reflect the average 10 year AAA-rated state general obligation bonds through data compiled by MMD, and represent the offer-side of the market. The U.S. Treasury 10-year note data was compiled by MMD through public sources they consider reliable.

                            PART C. OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(1)     Financial Statements:

        Independent Auditors' Report

        Statement of Assets and Liabilities as of ____________, 2003

(2)     Exhibits:


        EXHIBIT
        NUMBER           DESCRIPTION
        -------          -----------
        (a)(1)          --Agreement and Declaration of Trust dated as of May 20,
                          2003.*
        (a)(2)          --Amended and Restated Agreement and Declaration of
                          Trust dated as of July 21, 2003.
        (b)(1)          --By-Laws of the Fund as of May 20, 2003.*
        (b)(2)          --By-Laws of the Fund as of July 21, 2003.
        (c)             --Not applicable
        (d)(1)          --Portions of the Agreement and Declaration of
                          Trust and By-Laws of the Fund defining the rights
                          of holders of common shares of the Fund.(a)
        (d)(2)          --Form of specimen certificate for common shares of the Fund.
        (e)             --Form of Automatic Dividend Reinvestment Plan.
        (f)             --Not applicable
        (g)             --Form of Investment Advisory Agreement.
        (h)(1)          --Form of Underwriting Agreement.**
        (h)(2)          --Form of Standard Dealer Agreement.**
        (h)(3)          --Form of Master Agreement Among Underwriters.**
        (h)(4)          --Form of Underwriter Participation Agreement.**
        (i)             --Not applicable
        (j)             --Form of Custody Agreement between the Registrant and The Bank of New York.
        (k)(1)          --Form of Stock Transfer Agency Agreement between the Registrant and The Bank of New York.
        (k)(2)          --Form of Accounting Services and Administration Agreement between the Registrant and MBIA Municipal Investors Service Corporation.
        (k)(3)          --Form of Servicing Agreement between the Registrant and Claymore Securities, Inc.
        (l)             --Opinion and Consent of Simpson Thacher & Bartlett LLP.**
        (m)             --Not applicable
        (n)             --Consent of PricewaterhouseCoopers LLP, independent auditors for the Fund.**
        (o)             --Not applicable
        (p)             --Form of Purchase Agreement.**
        (q)             --Not applicable
        (r)             --Code of Ethics
        (s)             --Powers of Attorney

-------------
(a) Reference is made to Article V, VI and X of the Registrant's Amended and Restated Agreement and Declaration of Trust dated as of July 21, 2003 filed as Exhibit (a)(2) hereto, and to Article I of the Registrant's By-Laws as of July 21, 2003 filed as Exhibit (b)(2) hereto.

*     Filed previously.

**    To be provided by Amendment.



ITEM 25. MARKETING ARRANGEMENTS.

        See Exhibits (h)(1), (2) and (4).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


         Registration fees                                                      $      *
                                                                                --------
         New York Stock Exchange listing fee                                           *
                                                                                --------
         Printing (other than stock certificates)                                      *
                                                                                --------
         Engraving and printing stock certificates                                     *
                                                                                --------
         Legal fees and expenses                                                       *
                                                                                --------
         Accounting fees and expenses                                                  *
                                                                                --------
         NASD fees                                                                     *
                                                                                --------
         Miscellaneous                                                                 *
                                                                                --------

         Total                                                                         *
                                                                                ========


----------
*   To be provided by amendment.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     See the information in the prospectus under the captions "The Investment Adviser" and "Description of Shares--Common Shares."


ITEM 28. NUMBER OF HOLDERS OF SECURITIES.


     There will be one record holder of the common shares as of the effective date of this Registration Statement.


ITEM 29. INDEMNIFICATION.


     Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

     5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Fund Property or the acts, obligations or affairs of the Fund. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Fund Property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Shareholder, Trustee or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     5.2 Mandatory Indemnification. (a) The Fund hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Fund (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Fund and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Fund or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

     (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party
Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

     (c) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or
(iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Fund, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

     (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.


     5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.


     5.4 No Duty of Investigation; Notice in Fund Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Fund shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the

Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, share, other security of the Fund, and every other act or thing whatsoever executed in connection with the Fund shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Fund. The Trustees may maintain insurance for the protection of the Fund Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

     5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Fund shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of the Fund's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Trustee.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be terminated to Trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue. Reference is made to
Article 8 of the underwriting agreement attached as Exhibit (h)(1), which is incorporated herein by reference.


ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR


     MBIA-CMC serves as the collateral manager for Managed Investment Transaction Securities, LLC and Crown Street MINTs II, LLC. In addition, MBIA-CMC has investments for its own account in Managed Investment Transaction Securities, LLC and Crown Street MINTs II, LLC.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS


     The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o MBIA-CMC, 113 King Street, Armonk, New York 10504 and at the offices of The Bank of New York, the Registrant's Custodian, and The Bank of New York, the Registrant's Transfer Agent.


ITEM 32. MANAGEMENT SERVICES.

     Not applicable.

ITEM 33. UNDERTAKINGS.

     (a) The Registrant undertakes to suspend the offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than 10% from its net asset value as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (b)  The Registrant undertakes that:

               (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

               (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Armonk, State of New York, on the 24th day of July, 2003.

                                     MBIA CAPITAL /CLAYMORE MANAGED DURATION
                                     INVESTMENT GRADE CALIFORNIA MUNICIPAL FUND
                                     (Registrant)


                                     By: /s/  CLIFFORD D. CORSO
                                        ----------------------------------------
                                     (Clifford D. Corso, President and Principal
                                       Executive Officer)


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity and on the date indicated.


        SIGNATURES                            TITLE                             DATE
---------------------------    -----------------------------------    -------------------------
/s/ MARC MORRIS
------------------------
(Marc Morris)                  Treasurer, Chief Financial Officer     July 24, 2003
                               (Principal Financial and Accounting
                               Officer) and Trustee

             *                 Trustee                                By: /s/ Michael Jacobson
------------------------                                                  --------------------
(Jerry Rosenbloom)                                                    Michael Jacobson
                                                                      Attorney-In-Fact
             *                 Trustee                                July 24, 2003
------------------------
(Mark Jurish)

             *                 Trustee
------------------------
(Ronald A. Nyberg)

             *                 Trustee
------------------------
(Ronald E. Toupin, Jr.)

             *                 Trustee
------------------------
(Nicholas Dalmaso)



* Original powers of attorney authorizing Clifford D. Corso, Marc Morris and Michael Jacobson to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as exhibits.

EXHIBIT INDEX


EXHIBIT      DESCRIPTION
-------      -----------
(a)(2)       --Amended and Restated Agreement and Declaration of Trust as of July 21, 2003

(b)(2)       --By-Laws of the Fund as of July 21, 2003

(d)(2)       --Form of specimen certificate for common shares of the Fund

(e)          --Form of Automatic Dividend Reinvestment Plan

(g)          --Form of Investment Advisory Agreement

(j)          --Form of Custody Agreement between the Registrant and The Bank of New York

(k)(1)       --Form of Stock Transfer Agency Agreement between the Registrant and The Bank of New York

(k)(2)       --Form of Accounting Services and Administration Agreement between the Registrant and MBIA Municipal
                 Investors Service Corporation

(k)(3)       --Form of Servicing Agreement between the Registrant and Claymore Securities, Inc.

(r)          --Code of Ethics

(s)          --Powers of Attorney